--------------------------------------------------------------------------------
Liberty Acorn Family of Funds                                                 4
Class Z Shares
Annual Report
December 31, 2000

                               [GRAPHIC OMITTED]

Managed by Liberty Wanger Asset Management, L.P.
--------------------------------------------------------------------------------

Liberty Acorn Family of Funds Annual Report 2000
        Table of Contents

The Liberty Acorn Family of Funds
        Performance At A Glance                                                1

Squirrel Chatter: The Bubble Popped                                            2

--------------------------------------------------------------------------------
Liberty Acorn Fund
--------------------------------------------------------------------------------

      In a Nutshell                                                            4
      At a Glance                                                              5
      Major Portfolio Changes                                                 14
      Statement of Investments                                                16

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Liberty Acorn International
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      In a Nutshell                                                            6
      At a Glance                                                              7
      Major Portfolio Changes                                                 22
      Statement of Investments                                                24
      Portfolio Diversification                                               28

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Liberty Acorn USA
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      In a Nutshell                                                            8
      At a Glance                                                              9
      Major Portfolio Changes                                                 29
      Statement of Investments                                                30

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Liberty Acorn Foreign Forty
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      In a Nutshell                                                           10
      At a Glance                                                             11
      Major Portfolio Changes                                                 32
      Statement of Investments                                                33
      Portfolio Diversification                                               35

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Liberty Acorn Twenty
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      In a Nutshell                                                           12
      At a Glance                                                             13
      Major Portfolio Changes                                                 36
      Statement of Investments                                                37

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Liberty Acorn Family of Funds
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      Statements of Assets and Liabilities                                    39
      Statements of Operations                                                40
      Statements of Changes in Net Assets                                     42
      Financial Highlights                                                    46
      Notes to Financial Statements                                           49
      Report of Independent Auditors                                          52
      Liberty Acorn Family of Funds Information                               53
      Special Notice                                                          54
      Prospectus Supplement                                                   55
      Trustees, Officers and Contact Information                              56

      >2000 Year-End Distributions

The following table details the funds' year-end distributions. The record date was November 17, 2000 and the payable date was November 24, 2000.

                              Liberty    Liberty Acorn      Liberty   Liberty Acorn          Liberty
                           Acorn Fund    International    Acorn USA   Foreign Forty     Acorn Twenty
----------------------------------------------------------------------------------------------------
Long-term Capital Gains         $1.73            $3.59         None            None            $0.20
----------------------------------------------------------------------------------------------------
Short-term Capital Gains        $0.13             None         None            None             None
----------------------------------------------------------------------------------------------------
Ordinary Income                 $0.06             None         None            None             None
----------------------------------------------------------------------------------------------------

Notes On After-tax Returns and Tax Efficiency

Included on each individual fund's "At A Glance" page, after-tax returns show the fund's annualized after-tax total return for the time period specified. After-tax returns with shares sold shows the funds' annualized after-tax total return for the time period specified plus the tax-effects of selling your shares of the fund at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.6% for income and short-term capital gain distributions. Long-term capital gains are currently taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored. The returns provided by Morningstar, Inc. are calculated in a consistent manner.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible percentage would be 100%, which would apply to a fund that had no taxable distributions. Because many interrelated factors effect tax efficiency, it is difficult to predict tax efficiency.

The Liberty Acorn Family of Funds

      >Performance At A Glance
                           Class Z Average Annual Total Returns through 12/31/00

                            4th*           1                3              5             10             Life
                           Quarter        year            years          years          years          of Fund
---------------------------------------------------------------------------------------------------------------
 Liberty Acorn
 Fund (6/10/70)             1.92%         10.06%          15.88%         18.97%         20.50%          16.91%
---------------------------------------------------------------------------------------------------------------
 S&P 500                   -7.82%         -9.10%          12.26%         18.33%         17.46%          13.85%
---------------------------------------------------------------------------------------------------------------
 Russell 2000              -6.91%         -3.02%           4.65%         10.31%         15.53%           NA
---------------------------------------------------------------------------------------------------------------
 Lipper Small Cap
 Core Funds Index          -4.19%          6.93%           7.39%         12.43%          NA              NA
---------------------------------------------------------------------------------------------------------------
 S&P MidCap 400            -3.85%         17.51%          17.10%         20.41%         19.86%           NA
---------------------------------------------------------------------------------------------------------------
 Liberty Acorn
 International (9/23/92)  -13.23%        -20.02%          18.27%         14.87%            --           15.69%
---------------------------------------------------------------------------------------------------------------
 EMI World ex-US           -5.56%        -10.31%           7.50%          3.83%            --            6.87%
---------------------------------------------------------------------------------------------------------------
 EAFE                      -2.68%        -14.17%           9.35%          7.13%            --            9.73%
---------------------------------------------------------------------------------------------------------------
 IFCI Composite           -13.78%        -31.76%          -3.83%         -3.67%            --            3.22%
---------------------------------------------------------------------------------------------------------------
 Lipper Int'l Small
 Cap Funds Index          -10.37%        -14.52%          15.18%         10.47%            --            NA
---------------------------------------------------------------------------------------------------------------
 Lipper Int'l
 Funds Index               -4.02%        -14.72%           9.82%         10.20%            --           11.37%
---------------------------------------------------------------------------------------------------------------
 Liberty Acorn
 USA (9/4/96)               3.47%         -8.99%           5.80%           --              --           14.93%
---------------------------------------------------------------------------------------------------------------
 Russell 2000              -6.91%         -3.02%           4.65%           --              --           10.30%
---------------------------------------------------------------------------------------------------------------
 Lipper Small Cap
 Core Funds Index          -4.19%          6.93%           7.39%           --              --           12.08%
---------------------------------------------------------------------------------------------------------------
 S&P MidCap 400            -3.85%         17.51%          17.10%           --              --           21.84%
---------------------------------------------------------------------------------------------------------------
 S&P 500                   -7.82%         -9.10%          12.26%           --              --           19.31%
---------------------------------------------------------------------------------------------------------------
 Liberty Acorn Foreign
 Forty (11/23/98)         -10.02%        -13.35%            --             --              --           29.75%
---------------------------------------------------------------------------------------------------------------
 EAFE                      -2.68%        -14.17%            --             --              --            6.18%
---------------------------------------------------------------------------------------------------------------
 SSB World ex-US
 Cap Range $2-10B          -1.40%         -6.05%            --             --              --            9.03%
---------------------------------------------------------------------------------------------------------------
 Lipper Int'l
 Funds Index               -4.02%        -14.72%            --             --              --            9.06%
---------------------------------------------------------------------------------------------------------------
 Liberty Acorn
 Twenty (11/23/98)         -2.11%         11.68%            --             --              --           22.99%
---------------------------------------------------------------------------------------------------------------
 S&P MidCap 400            -3.85%         17.51%            --             --              --           21.13%
---------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
 Core Funds Index          -7.48%          6.26%            --             --              --           21.02%
---------------------------------------------------------------------------------------------------------------
 Russell 2000              -6.91%         -3.02%            --             --              --           11.59%
---------------------------------------------------------------------------------------------------------------
 S&P 500                   -7.82%         -9.10%            --             --              --            7.48%
---------------------------------------------------------------------------------------------------------------

*Quarterly numbers are not annualized.

Past performance does not guarantee future results. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI World ex-US is an index of the bottom 20% of institutionally investable capital of countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World Ex-US Cap Range $2-$10 billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. IFCI Composite is an index of 31 emerging markets which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid Cap Core Funds Index -- 30 mid-cap core funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: The Bubble Popped

[PHOTO OMITTED]

A year ago in our annual report, I made an unpopular prediction amid investors' love affair with technology stocks: "Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade." That forecast was correct. Technology charts went vertical in early 2000, as IPO salesmen and day traders watched, hoping to keep living in their hand-to-mouse fashion. But the sector then spun downward and crashed.

Energy in the '80s

      The Internet stocks were a spectacular example of a market mania followed by a debacle. While this latest cycle was dramatic, it was not unique. In 1980, the #1 growth stock was Schlumberger, an oil service company. From 1968 to 1980, energy stocks went from 14% to 27% of the S&P 500. During the period, every portfolio manager was an amateur geologist, with a four-color map of the Overthrust Belt pinned to his wall. Private investors lined up to buy tax-shelter drilling partnerships from good ol' Billy Bob in San Antonio because we all knew that crude oil would be $100 per barrel in 2000.

-------------------------------------------------------------------------------
S&P Sector
Weight:                        1968       1980       1992       1999       2000
-------------------------------------------------------------------------------
Energy                           14%        27%        10%         5%         6%
-------------------------------------------------------------------------------
Technology                        7%        10%         7%        30%        22%
-------------------------------------------------------------------------------

Source: Tom Galvin, "Inside the Index," Credit Suisse First Boston.

      This seemed like a good idea since oil and gas was a giant, profitable, and necessary industry. Energy consumption increased steadily between 1980 and 2000. However, crude oil prices did not go up as hoped; oil stocks were a bad idea for the next twenty years. By 1999, energy stocks had dropped from 27% of the S&P 500 to a measly 5%.

      In comparison, technology stocks, only 7% of the S&P 500 in 1992, had a terrific run, peaking at 30% of the S&P in 1999. Private investors lined up to buy venture capital partnerships from Yoshi and Deepak in Sunnyvale because we all knew that everyone would spend $100 per day on the Internet in 2020. Are technology stocks going back down from 30% to 10% of the S&P 500? We don't know but this example suggests that may be a likely outcome.

Honeyfugling

Technology mania caused many to turn a blind eye to Old Economy issues including the amount of energy required to keep all this technology up and running. The good citizens of California have enjoyed enormous growth in population as New Economy companies grew in the Silicon Valley. They also kept their environment in good condition by stopping construction of smelly, ugly industrial facilities such as refineries and electrical generating plants. The Greens started with the anti-growth acronym NIMBY ("Not in my back yard") but have now raised the level to BANANA ("Build absolutely nothing anywhere near anybody!"). Total victory. No new large utility plants have been built in California for 12 years while electric consumption has increased by over 28% during this same period.

      "Suddenly" we have a shortage of electricity in California, with blackouts, soaring prices, nearly bankrupt utilities, and embarrassed regulators and politicians. Who could not have predicted that if you increase demand without increasing supply that would lead to a bust? California is now wallowing in the worst regulatory mess in recent history as long-term, fixed-price sales contracts are leaving suppliers short because they are forced to buy fuel in a more expensive energy market.

      But even utility goof-ups are nothing new. Electric utilities began in the 1900-1910 era, and took off in the 1920s. Utility stocks were a good idea; demand was soaring as households bought electric lights, irons and laundry machines; stores and theaters put in elevators and air conditioners; and factories switched to electric motors from shaft-and-belt power systems. Electric power consumption grew at 7% per year from 1910 to 1970, new generating technology allowed steady price reductions, and utilities were great stable growth companies. How could utility investors miss?

      One word converted a good idea into a bad one: leverage. Insull Utility Investments, United Corporation and Standard Gas and Electric built complex holding companies with very high debt loads, a precedent for Long Term Capital Management in 1998.

      When depression struck in 1930, the local utility companies still produced and sold electricity, but not enough to keep paying dividends1 on their stock. That meant no cash went to the holding companies, so the holding companies went broke.

      The writings of the 1920s and '30s showed a general distrust for this thing called leverage:

      "A further serious defect of overdeveloped holding company organization is the temptation afforded to prestidigitation, double shuffling, honeyfugling, hornswoggling, and skullduggery ... all sorts of nefarious dealings."(2)

      Congress passed the Public Utility Holding Company Act of 1935 to prevent anybody from trying such foolishness again.

What Now?

Internet stocks collapsed in 2000. That doesn't mean that technological change has stopped. It does mean that technology stocks are going to be valued by the same rules as the rest of the market. What this demystification of technology means to us is that a balanced approach to investing -- one that includes exposure to many different areas of the market -- continues to make the most sense. Additionally, two positive economic changes are in the pipeline: 1) Bush's proposed tax cut may help the economy and the stock market; 2) Financial Accounting Standards Board (FASB) amortization rules are likely to change, which may make corporate acquisitions even more popular. (3)

2000 Scarlet A Winners

      "The market value of the stock depends, not on the opinion as to the ultimate success of the undertaking, but rather how far circumstances will tend to sustain or increase the public appetite for speculation. Nothing can show this more powerfully than the fact that we see nine or ten proposals for nearly the same line of business, all at a premium, when it is well known that only one CAN succeed..." (4)

      These words appeared in The Economist at the height of the IPO mania in 1845 when the New Technology railway stock mania in England was at its height.

      As history has tried to teach us, in a speculative market it is crucial to find the one company that can succeed among the wannabe names. Our analyst team is very good at finding those companies, but we also get help from Wall Street firms and other sources. Every year we honor some of these individuals by presenting these sages with a prestigious Scarlet A diploma. To be considered in 2000, the recommended domestic stock had to increase more than 66% and gain more than $34 million during the year. On the international side, the criteria was a 50% increase and $16 million gain in 2000.

      Within the health care sector we have two repeat Scarlet A winners. Ron Getto, formerly of Donaldson Lufkin & Jenrette, got the award last year for NTL. This year his winning idea was First Health Group. Myriad Genetics, a biotechnology name, was a '99 winner and David Stone of Liberty Tree Advisors earns another Scarlet A for this outstanding stock in 2000.

      SEI Investments, a mutual fund administrator and investment manager, was a big winner in 2000. Jackson Spears of ABN AMRO gets the Scarlet A for this pick. Also an investment company, Neuberger Berman brought in high returns. Kudos to Richard Strauss of Goldman Sachs for this pick.

      Reed Bingham, now retired, is also a repeat winner. His gambling pick, International Game Technology, was awarded a Scarlet A in 1992 and 1993. Despite having good earnings from 1993-2000, it took seven years for the stock to top its 1993 high proving, once again, that a good company is not the same as a good stock. Gas price increases fueled Cross Timber Oil's stock. Our thanks to Brad Beago of Credit Lyonnais for bringing this one to our attention.

      International winners included the Netherland's Endemol, a media name brought to us by one of our top Dutch brokers, Mark de Natris. Mark, formerly with Kempen, is now with Fortis. Credit for Switzerland's Julius Baer Holding, a banking and brokerage firm, goes to David Craigin who is currently working with a London-based hedge fund, Landsdown Partners. Our thanks to David for following this sector with intelligence and persistence. Lastly, UK facilities management company Serco earns a Scarlet A for Paul Pindar of Capita Group who suggested the stock back in 1994 when the stock was woefully undervalued.


/s/ Ralph Wanger

Ralph Wanger

Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Fund

--------------------------------------------------------------------------------

(1) A "dividend" was some sort of payment companies mailed to their shareholders in the olden days. Nobody remembers why they did that. Today, companies only send money to shareholders as a result of a class action suit.
(2) Ripley, William Z., Main Street and Wall Street, Little Brown, Boston, 1927. Honeyfugle: To dupe, deceive or swindle (OED).
(3) Goodwill won't have to be amortized. Some have dubbed the FASB rule change, "The Investment Banker Relief Act of 2001."
(4) The Economist, 25 October 1845. Quoted in Devil Take the Hindmost, a History of Financial Speculation, Chancellor, Edward. Plume, NYC
      2000.

--------------------------------------------------------------------------------
                                        A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >In a Nutshell

[PHOTO OMITTED]
[PHOTO OMITTED]

Liberty Acorn Fund was up 10.1% for the year, beating all of its benchmark indexes (see Page 1) except the S&P MidCap 400. For the quarter, the Fund saw positive returns, up 1.9%, while the Russell 2000, down 6.9%, and the S&P 500, off 7.8%, were negative. Our hard work and stock picking skills paid off during this topsy-turvy year. Technology and Internet stocks, in particular, went through a dramatic market cycle. The market debacle that began in March brought down hundreds of stocks. We like to call the period in which stock groups run up to unsustainable levels the "bacle." Market history is made up of a series of these bacles and debacles. The 1999 to 2000 cycle was the biggest bacle/debacle we've seen. Against this backdrop, we feel surviving 2000 with a 10% return was a good result.

The 1999 to 2000 cycle was the biggest bacle/debacle we've seen. Against this backdrop, we feel surviving 2000 with a 10% return was a good result.

      We introduced an "energy matters" theme in our March 2000 report. Energy really did matter for the year as price jumps for oil and natural gas pushed up earnings for energy companies. Cross Timbers Oil was a gusher, up 360%, Dynegy was dynamic, up 220%, and Equitable Resources doubled.

      You perhaps noticed that Wanger Asset Management was acquired by Liberty last year and now Liberty Financial is exploring strategic alternatives including the possible sale of Liberty. We were not alone in this trend. Consolidation across financial services companies helped stocks across our sector. Neuberger Berman surged 230%, SEI Investments rallied 184%, while Phoenix Investment doubled. Lenders TCF Financial and AmeriCredit compounded 85% and 47%, respectively.

      Health care stocks also strengthened in 2000. Myriad Genetics grew 256%, Protein Design Labs increased 147%, Inhale Therapeutics gained 134%, and First Health Group rose 73%. Liberty Acorn Twenty Manager John Park prescribed these stocks for Liberty Acorn Fund, helping us to achieve these healthy returns. On his recommendation, we've sold some of the Fund's winners.

      Liberty Acorn's foreign stocks -- roughly 9% of the portfolio -- had a dramatic 39% collapse in 2000 after having a dramatic 139% increase in 1999. Softbank softened 89%, giving back much of its 15-fold gain of 1999 (Over the last two years we realized a profit of $96 million on Softbank). NTL was down 76%. On the domestic side, Liberty Media (no relation) halved. We sold portions of all three holdings at high prices, but the Fund's remaining positions did hurt overall returns.

      We continue to search for reasonably priced small-cap companies that have good fundamentals. The Fund recently bought some depressed retail and even technology stocks in hopes of getting in early on a turnaround in these sectors.

      Steven Desanctis of Prudential Securities recently compiled data on long-term small-cap stock performance. Since 1932, there have been five major periods of small-cap outperformance, averaging 5.7 years and ranging from 3.3 to
8.5 years in duration. Because small caps began to outperform in March 1999, this up cycle is just 1.75 years old. Furthermore, small cap price-to-earnings ratios currently average about 25% below large caps. While impossible to predict how long the small-cap uptrend will continue, we think this is a great time to buy small cap stocks.


/s/ Ralph Wanger                               /s/ Charles P. McQuaid

Ralph Wanger                                   Charles P. McQuaid

Lead Portfolio Manager                         Co-Portfolio Manager

================================================================================

                                Ahead of
--------------------------------------------------------------------------------
                                        the Crowd

We've followed Dynegy a long time. Jason Selch, our energy analyst, first knew the company as Natural Gas Clearinghouse before it went public. In fact, we bought shares of Trident-NGL in anticipation of its 1995 merger with NGC, which effectively took NGC public. The Fund held a position through additional acquisitions as the company became a leader in gas processing/marketing plus unregulated electric generation/marketing. When the company agreed to merge with Illinova in 1999, Jason forecasted an improved competitive position and a much larger stock float (percentage of outstanding shares). Since Jason was the only attendee at a Chicago analyst meeting describing the merger, we knew the stock was undiscovered. Consequently, we hiked Liberty Acorn Fund's holdings. Following the completion of the merger, the stock jumped 220% in 2000 and became Liberty Acorn's fifth largest position.
================================================================================

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Cross Timbers Oil, 2.5%; Dynegy, 2.0%; Equitable Resources, 1.2%; Neuberger Berman, 1.6%; SEI Investments, 3.0%; Phoenix Investments, 1.2%; TCF Financial, 1.1%; AmeriCredit, 2.6%; Myriad Genetics, 0.7%; Protein Design Labs, 0.5%; Inhale Therapeutics, 0.7%; First Health Group, 1.9%; Softbank, 0.4%; NTL, 0.1%; Liberty Media, 0.9%.

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >At a Glance                                          Ticker Symbol: ACRNX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                    ==============================================================================================
                                         1 Year                                          5 Years
                    ==============================================================================================
                                         After-tax w/  Tax                               After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
------------------------------------------------------------------------------------------------------------------
Liberty
Acorn Fund          10.06%    6.24%      8.90%         62.0%        18.97%   15.70%      15.00%         82.8%
------------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*      12.84%    9.67%        NA          75.3%+       12.95%   10.37%         NA          80.1%+
------------------------------------------------------------------------------------------------------------------
Small Growth
Category Avg.*      -5.71%   -9.65%        NA            NM         14.57%   11.38%         NA          78.1%+
------------------------------------------------------------------------------------------------------------------

                    =============================================
                                        10 Years
                    =============================================
                                         After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency
-----------------------------------------------------------------
Liberty
Acorn Fund          20.50%   17.95%      17.05%        87.6%
-----------------------------------------------------------------
Small Blend
Category Avg.*      15.92%   12.95%         NA         81.3%+
-----------------------------------------------------------------
Small Growth
Category Avg.*      17.05%   14.17%         NA         83.1%+
-----------------------------------------------------------------

* Source: Morningstar, Inc. The Fund has regularly appeared in both Morningstar categories shown.
+ Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide after-tax w/ shares sold returns.
"NM" means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See inside front cover of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

24.5% Information
      Software & Services 10.9%
      Computer Related Hardware 8.0%
      Media 3.2%
      Telecom 2.4%

7.6%  Other*

6.4%  Real Estate

7.0%  Industrial Goods/Services

18.9% Finance

8.0%  Health Care

13.7% Consumer
      Goods/Services

13.9% Energy/Minerals

*Other includes cash and other assets less liabilities of 5.6%. Foreign equities within the portfolio were 9.0% diversified by country as follows: 4.8% Europe; 2.4% Canada; 0.7% Asia without Japan; 0.4% Australia; 0.1% Emerging markets; 0.4% Japan; and 0.2% Latin America.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund
--------------------------------------------------------------------------------
      >June 10, 1970 through December 31, 2000

This graph compares the results of $10,000 invested in the Liberty Acorn Fund on June 10, 1970 (the date the Fund shares were first offered to the public) to the S&P 500 Stock Index. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Liberty Acorn Fund NAV on 12/31/00: $17.21

Total Net Assets: $4,026.1 million

                          Average Annual Total Return
--------------------------------------------------------------------------------
        1 Year       5 Years               10 Years            Life of Fund
        10.06%        18.97%                20.50%                16.91%

[The following table was depicted as a mountain chart in the printed material.]
                           Liberty Acorn Fund        S&P 500
6/10/70                    10,000                    10,000
12/70                      13,587                    12,676
                           17,828                    14,490
12/72                      19,368                    17,242
                           14,765                    14,709
12/74                      10,691                    10,816
                           13,945                    14,842
12/76                      23,045                    18,394
                           27,168                    17,077
12/78                      31,777                    18,200
                           47,790                    21,586
12/80                      62,594                    28,602
                           58,005                    27,195
12/82                      68,208                    33,054
                           85,389                    40,510
12/84                      89,045                    43,051
                           117,142                   56,710
12/86                      136,843                   67,295
                           142,923                   70,828
12/88                      178,370                   82,591
                           222,681                   10,8761
12/90                      183,674                   10,5386
                           270,641                   137,492
12/92                      336,210                   147,928
                           444,889                   162,882
12/92                      411,750                   165,032
                           497,407                   227,047
12/96                      609,569                   279,177
                           761,852                   372,320
12/98                      807,685                   478,724
                           1,077,266                 579,455
12/31/00                   1,185,608                 526,699

--------------------------------------------------------------------------------


Liberty Acorn Fund Top 10 Holdings
--------------------------------------------------------------------------------

1. SEI Investments                                                          3.0%
Mutual Fund Administration

2. AmeriCredit                                                              2.6%
Auto Lending

3. International Game Technology                                            2.6%
Slot Machines & Progressive Jackpots

4. Cross Timbers Oil                                                        2.6%
Natural Gas Producer

5. Dynegy                                                                   2.0%
Natural Gas & Electric Processing,
Production and Marketing

6. First Health Group                                                       1.9%
PPO Network

7. Expeditors International of Washington                                   1.9%
International Freight Forwarder

8. National Data                                                            1.6%
Credit Card & Health Claims Processor

9. Neuberger Berman                                                         1.6%
Major Asset Management Company

10. Harley-Davidson                                                         1.5%
Motorcycles & Related Merchandise

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International
      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn International declined 13.2% in the fourth quarter of 2000, ending the year down 20%. It was a difficult investment climate for the international category in general, with the average international mutual fund down just shy of 15%* for the 12 months ended December 31, 2000.

      We have one of the most knowledgeable and experienced teams in the industry for finding great companies early. We believe today's more balanced investment climate favors our style of research-intensive analysis.

      Much of what hurt the Fund's performance in 2000 was the opposite of what helped in the past. Our best market in 1999 was Japan (portfolio holdings made $250 million for the Fund), and our worst market in 2000 was Japan (Fund investments lost $217 million). Sectors that recently drove portfolio performance shifted into reverse in 2000. European Information Technology service stocks, for example, suffered a post-Y2K hangover, dropping Finland and Sweden to the bottom of European rankings after years of being among the top performers. Technology in general performed poorly whether quoted in Taiwan, Israel or elsewhere. Currency trends also favored the dollar in 2000, producing losses for the Fund on holdings denominated in foreign currencies of $143 million.

      Several stocks that contributed the most to performance in 2000 did so because we sold them near the top. Reducing our positions in Editoriale L'Espresso and Baltimore Technologies by half during the first quarter allowed us to book $33 million in year 2000 gains, on top of the $96 million made last year. The Fund also picked up a combined $44 million windfall on Lusomundo and Endemol. Both of these stocks were acquired by telecom companies at the height of the craze for media content. Other big gainers for the Fund that are still large holdings, include Li & Fung (+$44 million), Serco (+$31 million), and relative newcomer Amdocs (+$29 million).

      We learned long ago not to try to time markets. Our approach with Liberty Acorn International is to concentrate on what we know best -- small-cap foreign stocks that are not in every institutional investor's portfolio. In our experience, when such stocks become institutional darlings their prices can soar. We have one of the most knowledgeable and experienced teams in the industry for finding great companies early. We believe today's more balanced investment climate favors our style of research-intensive analysis. Should you call and not find us at home, we are out looking for undiscovered investment ideas that may propel performance in years to come.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

================================================================================

                           Building Barriers
--------------------------------------------------------------------------------
                                          to Entry

Netherlands-based Buhrmann distributes office supplies to corporate accounts. Its Corporate Express division is #1 in the world, but has plenty of room to grow because the industry is very fragmented. That will change as customers look to fewer suppliers for better service. Buhrmann has the IT systems, delivery infrastructure, and strong management to emerge a winner in the consolidation sweepstakes. Already 7% of its business is conducted online. At 12-times projected 2001 earnings, we think it is a bargain.

================================================================================

*Based on the Lipper International Small-Cap Funds Category average, down 14.82% for the 1-year period ended 12/31/00. The category contained 79 funds.

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Editoriale L'Espresso, 0.4%; Baltimore Technologies, 0.2%; Lusomundo, 0.0%; Endemol, 0.0%; Li & Fung, 3.2%; Serco, 2.5%; Amdocs, 2.0%.

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International
      >At a Glance                                          Ticker Symbol: ACINX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                    ----------------------------------------------------------------------------------------------
                                         1 Year                                          5 Years
                    ----------------------------------------------------------------------------------------------
                                         After-tax w/  Tax                               After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International      -20.02%   -22.97%     -9.72%         NM           14.87%     13.08%     12.10%      88.0%
-------------------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*     -15.66%   -17.73%       NA           NM           9.43%      7.43%        NA       78.8%+
-------------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------
                                    Life of Fund
                    ---------------------------------------------
                                         After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency
-----------------------------------------------------------------
Liberty Acorn
International       15.69%    14.57%     13.37%        92.9%
-----------------------------------------------------------------
Foreign Stock
Category Avg.*        NA        NA         NA            NA
-----------------------------------------------------------------

*Source: Morningstar, Inc.
+Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM" means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See inside front cover of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

  [The following table was depicted as a pie chart in the printed material.]

19.7% Business Services

12.8% Consumer
      Goods & Services

10.1% Broadcasting &
      Media Content

12.0% Other*

7.5%  Industrials

10.1% Financials

1.6%  Telecommunications

2.7%  Computer Hardware

8.7%  Other Industries

3.9%  Computer Software

6.3%  Health Care

4.6%  Technology Services

*Other includes cash and other assets less liabilities.

The Value of a $10,000 Investment in Liberty Acorn International
--------------------------------------------------------------------------------
      >September 23, 1992 through December 31, 2000

This graph compares the results of $10,000 invested in Liberty Acorn International on September 23, 1992 (the date Fund shares were first offered to the public) with the EMI World ex-U.S. The EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries outside the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Liberty Acorn International NAV as of 12/31/00: $23.85

Total Net Assets: $2,479.1 million

                          Average Annual Total Return
--------------------------------------------------------------------------------
                    1 Year       5 Years       Life of Fund
                    -20.02%       14.87%          15.69%

[The following table was depicted as a mountain chart in the printed material.]


                           Liberty Acorn             EMI World
                           International             ex-US
9/30/92                    10,010                    10,053
12/31/92                   10,690                    9,590
3/31/93                    12,000                    11,027
6/30/93                    12,920                    12,191
9/30/93                    13,910                    12,937
12/31/93                   15,940                    12,573
3/31/94                    15,850                    13,698
6/30/94                    15,550                    14,199
9/30/94                    16,491                    14,099
12/31/94                   15,334                    13,640
3/31/95                    14,811                    13,556
6/30/95                    15,727                    13,550
9/30/95                    16,824                    14,085
12/31/95                   16,703                    14,355
3/31/96                    18,203                    15,179
6/30/96                    19,593                    15,849
9/30/96                    19,362                    15,490
12/31/96                   20,153                    15,393
3/31/97                    20,585                    15,110
6/30/97                    21,807                    16,196
9/30/97                    21,660                    15,542
12/31/97                   20,190                    13,947
3/31/98                    23,857                    16,345
6/30/98                    24,335                    16,287
9/30/98                    20,428                    13,823
12/31/98                   23,305                    15,642
3/31/99                    23,573                    15,865
6/30/99                    27,222                    16,841
9/30/99                    29,486                    17,698
12/31/99                   41,761                    19,316
3/31/00                    46,808                    19,707
6/30/00                    40,171                    19,363
9/30/00                    38,494                    18,344
12/31/00                   33,402                    17,324

--------------------------------------------------------------------------------


Liberty Acorn International Top 10 Holdings
--------------------------------------------------------------------------------

1. Li & Fung (Hong Kong)                                                    3.2%
Sourcing of Consumer Goods

2. Serco Group (United Kingdom)                                             2.5%
Facilities Management

3. Rhoen Klinikum (Germany)                                                 2.4%
Hospital Management

4. Autogrill (Italy)                                                        2.2%
Restaurants & Catering for Travelers

5. Amdocs (Israel)                                                          2.0%
Telecommunications Billing &
Customer Care Software

6. Venture Manufacturing (Singapore)                                        1.9%
Electronic Manufacturing Services

7. Cie Fin Richemont (Switzerland)                                          1.6%
Luxury Goods

8. Capita Group (United Kingdom)                                            1.5%
Outsourcing Services

9. Irish Life & Permanent (Ireland)                                         1.5%
Savings Products

10. Orix (Japan)                                                            1.4%
Finance Leasing

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA
      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn USA ended the quarter up 3.5%, strongly outperforming the Russell 2000, down 6.9%. For 2000, the Fund was down 9%, underperforming the 3% decline of the Russell 2000 Index.

      The year 2000 consisted of two very distinct six-month periods for Liberty Acorn USA. At June 30, the Fund was down 16.1% due largely to the mid-March Nasdaq collapse that sent tech stocks reeling. But the Fund regained its footing in early July and posted an 8.4% return for the second half of the year. We believe the Fund is well-positioned to benefit from the current market environment.

Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and valuations in smaller company growth names continue to be very attractive.

      For the quarter and the year, two health-care stocks topped the portfolio performance list. First Health Group operates the largest national Preferred Provider Organization (PPO) network and while it operates very differently from HMOs, it tends to follow the HMO market cycle. In 2000, the HMO sector nearly doubled returns. The Fund's other health-care winner was Lincare Holdings, a leading provider of respiratory-care equipment. Favorable rulings that eased some of the regulatory pressure on the company breathed new life into the stock mid-year, causing it to triple.

      Dynegy was another big winner for 2000. Natural gas prices are more than triple what they were last year and electricity prices are also on the rise. As an electricity and natural gas marketer, Dynegy is a beneficiary of these trends. Its stock also tripled in 2000.

      Underperformers were -- no surprise -- largely technology and telecommunication names. While Micros Systems, a developer of systems used in restaurants and hotels, went up during the fourth quarter, it was not enough to offset earlier losses. Other stocks that hurt the Fund's performance included Sykes (call center services), RCN (local market telecom services), Project Software (software developer) and Telephone and Data Systems (telephone services). The Fund sold Sykes and RCN mid-year. We do continue to own select tech and telecom stocks. We kept names that we feel control a specific market niche. As long-term investors, we will keep stocks that are down as long as the original reason for the purchase still holds true.

      Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and valuations in smaller company growth names continue to be very attractive.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

================================================================================

                           Reaping Profits from
--------------------------------------------------------------------------------
                                 Debits and Credits

Concord EFS was a 2000 find that ended the year among Liberty Acorn USA's top performers. A credit card processor, Concord's success has come from recognizing untapped opportunities. Concord recently announced plans to acquire Star Systems, the second largest debit card network in the country. This acquisition will give Concord a 50% share of all debit transaction processing. It was a smart move considering credit card transaction growth is hovering in the teens, while debit card usage is growing by more than 30%. They also introduced the pay-at-the-pump option found in nearly all modern gas stations today. With a growth rate of more than 40%, it is not surprising that this stock more than doubled in 2000.

================================================================================

*From 12/31/99 to 12/31/00, the Russell 2000 was down 3.02% while the large-cap focused S&P 500 declined 9.10%.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/00, the Fund's positions in the holdings mentioned were: First Health Group, 2.9%; Lincare Holdings, 4.3%; Dynegy, 3.2%; Micros Systems, 4.3%; Sykes, 0.0%; RCN, 0.0%; Project Software, 0.6%; Telephone and Data Systems, 7.0%; Concord EFS, 0.0%.

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA
      >At a Glance                                          Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
     >Through December 31, 2000

                    ----------------------------------------------------------------------------------------------
                                         1 Year                                          3 Years
                    ----------------------------------------------------------------------------------------------
                                         After-tax w/  Tax                               After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
USA                 -8.99%    -9.43%     -5.10%         NM           5.80%      4.40%      4.47%       75.9%
-------------------------------------------------------------------------------------------------------------------
Small Blend
Category Avg.*      12.84%     9.67%     NA             75.3%+       7.01%      5.14%      NA          73.3%+
-------------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------
                                    Life of Fund
                    ---------------------------------------------
                                         After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency
-----------------------------------------------------------------
Liberty Acorn
USA                 14.93%    13.68%     12.15%        91.6%
-----------------------------------------------------------------
Small Blend
Category Avg.*      NA        NA         NA            NA
-----------------------------------------------------------------

*Source: Morningstar, Inc.
+Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM" means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See the inside front cover of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

12.6% Finance

35.6% Information
      Telecommunications 11.3%
      Software & Services 18.2%
      Computer Related Hardware 3.9%
      Media 2.2%

11.9% Energy/Minerals

15.0% Health Care

12.4% Other*

8.0%  Consumer
      Goods/Services

4.5%  Industrial
      Goods/Services

*Other includes cash and other assets less liabilities of 7.2%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA
--------------------------------------------------------------------------------
      >September 4, 1996 through December 31, 2000

This graph compares the results of $10, 000 invested in Liberty Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public) to the Russell 2000 Index. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Liberty Acorn USA NAV as of 12/31/00: $14.90

Total Net Assets: $224.2 million

                          Average Annual Total Return
--------------------------------------------------------------------------------
                    1 Year       3 Years       Life of Fund
                    -8.99%        5.80%           14.93%

[The following table was depicted as a mountain chart in the printed material.]



                           Liberty Acorn USA         Russell 2000
                           10,000                    10,000
9/30/96                    10,720                    10,360
12/31/96                   11,650                    10,899
3/31/97                    11,480                    10,335
6/30/97                    13,320                    12,011
9/30/97                    15,340                    13,798
12/31/97                   15,413                    13,336
3/31/98                    17,401                    14,678
6/30/98                    17,525                    13,993
9/30/98                    14,151                    11,174
12/31/98                   16,305                    12,997
3/31/99                    15,016                    12,292
6/30/99                    17,650                    14,203
9/30/99                    16,866                    13,305
12/31/99                   20,059                    15,759
3/31/00                    19,819                    16,876
6/30/00                    16,834                    16,238
9/30/00                    17,643                    16,417
12/31/00                   18,255                    15,283

--------------------------------------------------------------------------------


Liberty Acorn USA Top 10 Holdings
--------------------------------------------------------------------------------

1. AmeriCredit                                                              7.3%
Auto Lending

2. Telephone and Data Systems                                               7.0%
Cellular & Telephone Services

3. Conectiv                                                                 4.7%
Electric Utility

4. National Data                                                            4.4%
Credit Card & Health
Claims Processor

5. Lincare Holdings                                                         4.3%
Home Health Care Services

6. Micros Systems                                                           4.3%
Information Systems for
Restaurants & Hotels

7. JDA Software                                                             3.4%
Applications/Software & Services
for Retailers

8. Dynegy                                                                   3.2%
Natural Gas & Electric Processing,
Production and Marketing

9. Tektronix                                                                3.2%
Analytical Instruments

10. ITT Educational Services                                                3.0%
Technology Oriented Postsecondary
Degree Programs

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >In a Nutshell

[PHOTO OMITTED]
[PHOTO OMITTED]

Liberty Acorn Foreign Forty ended the fourth quarter of 2000 down 10% and finished the year off 13.4%. The Fund underperformed its benchmark indexes for the quarter (see Page 1) but ended the year slightly ahead of the EAFE Index and the Lipper International Funds Index. While the Fund proved its ability to outperform on the bull market side in 1998 and 1999, this year gave Liberty Acorn Foreign Forty a chance to test its bear market strength. We believe the final scores for 2000 suggest the Fund has been able to compete in down cycles as well.

The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop.

      The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop. Computer service companies Sema Group and Getronics; electronic manufacturing company Venture Manufacturing; and telecoms Netcom and Global TeleSystems were among the hardest hit stocks in the portfolio. While the Fund sold Getronics and Global Telesystems, we have maintained exposure to tech and telecom names that we believe are world-class companies.

      For the quarter and the year, stocks under our pension theme offered stellar performance. ASR Verzekeringsgroep, an auto and life insurance company based in the Netherlands, was acquired by Fortis, also in the Netherlands, driving in some nice gains for the Fund. Irish Life & Permanent, an Irish life insurance name, also saw strong returns on news of continued earnings growth. Another boost at year-end came from energy stocks. The Fund raised its exposure to energy during the fourth quarter on a recommendation from Jason Selch, our energy analyst. Our thanks to him for getting us in early on the energy upswing. Lastly, the euro, which had been on a downward slide all year, rallied suddenly in December, gaining 8%.

      The Fund has already seen a substantial recovery in the prices of many of the stocks that lagged in 2000 and our long-standing policy of being fully invested (no more than 5% in cash) is paying off. Having swung too far to the optimistic side early in 2000 and too far to the pessimistic side later in the year, we believe the markets have reached a sustainable level. Given that the companies in the Fund's portfolio continue to see strong earnings growth and remain reasonably priced, we believe they should outperform in this type of environment.

      Looking forward, we are optimistic about the prospects for international markets. We believe demographic and economic factors point to a highly favorable international investing climate: Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring, and outsourcing. Many foreign countries are in a different economic cycle than ours, and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.


/s/ Marcel P. Houtzager

Marcel P. Houtzager
Co-Portfolio Manager


/s/ Roger Edgley

Roger Edgley
Co-Portfolio Manager

================================================================================

                                 Calling Amdocs
--------------------------------------------------------------------------------

One of this year's top performers under our outsourcing theme was Amdocs. Headquartered in Israel, the company runs a two-part business. First, Amdocs licenses billing software primarily used by telephone companies. Unlike many of its competitors, however, it also installs and maintains the software. With billing constituting one of the largest expenses telephone companies incur, Amdocs provides a means to cut costs while improving what is often antiquated billing software. Not only is it offering a good product that is selling well, we believe the company also is low risk. The length of Amdocs' consulting contracts is often years. This means its growth numbers and earnings estimates are generally right on target because it has booked the business so far in advance. We bought the stock just after it came to the market three years ago and it has been a consistent performer. In 2000, it increased 90%.

================================================================================

Liberty Acorn Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/00, the Fund's positions in the holdings mentioned were: Sema Group, 0.0%; Getronics, 0.0%; Venture Manufacturing, 3.1%; Netcom, 2.9%; Global TeleSystems, 0.0%; ASR Verzekeringsgroep, 0.0%; Irish Life & Permanent, 5.0%.

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >At a Glance                                          Ticker Symbol: ACFFX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                    ----------------------------------------------------------------------------------------------
                                         1 Year                                         Life of Fund
                    ----------------------------------------------------------------------------------------------
                                         After-tax w/  Tax                               After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Foreign Forty       -13.35%   -13.59%    -8.04%         NM           29.75%   29.52%       24.32%      99.2%
-------------------------------------------------------------------------------------------------------------------
Foreign Stock
Category Avg.*      -15.66%   -17.73%    NA             NM           NA       NA           NA          NA
-------------------------------------------------------------------------------------------------------------------

*Source: Morningstar, Inc.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.
"NM" means data is not meaningful because returns were negative.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See the inside front cover of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

19.9% Software & Services

20.5% Finance

10.5% Industrial Goods

9.7%  Computer Related
      Hardware

3.9%  Other*

9.6%  Energy & Minerals

5.4%  Health Care

6.3%  Media

7.7%  Telecommunications

6.5%  Consumer Goods/Services

*Other includes cash and other assets less liabilities of 3.5%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2000

This graph compares the results of $10,000 invested in Liberty Acorn Foreign Forty on November 23, 1998 (the date Fund shares were first offered to the public) to the EAFE Index. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East in proportion to world stock market capitalizations. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Liberty Acorn Foreign Forty NAV on 12/31/00: $17.15

Total Net Assets: $137.6 million

                          Average Annual Total Return
--------------------------------------------------------------------------------
                           1 Year       Life of Fund
                           -13.35%         29.75%

[The following table was depicted as a mountain chart in the printed material.]



                           Liberty Acorn
                           Foreign Forty             EAFE
11/30/98                   10,140                    10,016
12/31/98                   11,000                    10,411
1/31/99                    11,790                    10,381
2/28/99                    11,90                     10,133
3/31/99                    11,980                    10,556
4/30/99                    12,240                    10,984
5/31/99                    12,170                    10,418
6/30/99                    13,110                    10,824
7/31/99                    13,511                    11,146
8/31/99                    13,771                    11,187
9/30/99                    13,621                    11,300
10/31/99                   14,132                    11,723
11/30/99                   16,999                    12,130
12/31/99                   19,975                    13,219
1/31/00                    19,665                    12,379
2/29/00                    24,245                    12,712
3/31/00                    23,093                    13,205
4/30/00                    21,258                    12,510
5/31/00                    18,923                    12,204
6/30/00                    19,852                    12,682
7/31/00                    19,469                    12,150
8/31/00                    20,266                    12,255
9/30/00                    19,237                    11,659
                           18,800                    11,500
                           18,000                    11,400
12/31/00                   17,309                    11,346

--------------------------------------------------------------------------------


Liberty Acorn Foreign Forty Top 10 Holdings
--------------------------------------------------------------------------------

1. Fortis (Netherlands)                                                     6.4%
Financial Services Conglomerate

2. Irish Life & Permanent (Ireland)                                         5.0%
Life Insurance

3. Computershare (Australia)                                                4.2%
Financial Software/Services

4. Celestica (Canada)                                                       4.1%
Electronic Manufacturing Services

5. Talisman Energy (Canada)                                                 4.0%
Oil & Gas Producer

6. Comverse Technology (Israel)                                             3.9%
Voicemail & Related Systems

7. Hays (United Kingdom)                                                    3.8%
Outsourcing Services

8. Amdocs (Israel)                                                          3.3%
Telecommunications Billing & Customer
Care Software

9. Julius Baer Holding (Switzerland)                                        3.2%
Private Banking, Brokerage & Mutual Funds

10. Venture Manufacturing (Singapore)                                       3.1%
Electronic Manufacturing Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty
      >In a Nutshell

Liberty Acorn Twenty finished 2000 up 11.7%. This return lagged behind the S&P MidCap 400's 17.5% gain but beat the S&P 500, down 9.1%. During the quarter, the Fund declined 2.11%, outperforming the S&P MidCap 400, off 3.9%, and the S&P 500, down 7.8%. Since inception, the Fund has a cumulative return of 54.6% vs. the S&P 400's 49.8%, the S&P 500's 16.4% and the Lipper Mid Cap Core Fund Index's 49.5% return over the same period. We are pleased with both the relative and absolute performance of the Fund since its inception.

We are pleased with both the relative and absolute performance of the Fund since its inception.

      Winners in the year 2000 came from many different areas of the market. SEI Investments gained 182% as tremendous asset growth during the year translated into stellar revenue and earnings increases. Waters returned 101% as biotech and drug companies increased protein research following the sequencing of the human genome. Waters' mass spectrometry analytical instruments are key components for protein analysis and characterization. First Health Group rose 74% as business in its key PPO line reaccelerated following a major new client addition. Other big drivers for the Fund included Tektronix, Perkin Elmer, Dynegy, Expeditors International of Washington and TCF Financial. All of these stocks gained at least 40% for the year.

      There were some losers in 2000 as well. The Fund's holdings in telecom and technology stocks were not immune to the market's disdain for such issues. Liberty Media, a standout for Liberty Acorn Twenty last year (as well as for many prior years in the Liberty Acorn Fund), fell 52%. Plagued by poor investments in public securities dealing with the Internet, Liberty Media's stock was under pressure as the Internet bubble burst. Another 1999 standout, Telephone and Data Systems, lost 35% as cash flow growth fell short of expectations. Jabil Circuit fell 34% following a disappointing earnings announcement in December, and McLeod USA fell 29% as comparable firms in its industry reported poor results. In each case, our analysts believe the long-term outlook remains sound and the Fund has held or added to its positions.

      Finally, I wish to acknowledge the Acorn domestic research team. We have had a number of new people join our group, including Susie Pinsky (consumer products and services), Harold Lichtenstein (real estate and insurance), Grant McKay (technology hardware), and Rob Chalupnik (industrial goods and services). I want to offer my personal thanks to this fine group of people as well as to Ralph Wanger (chief investment officer), Chuck McQuaid (telecommunications and media), Rob Mohn (financial services), Jason Selch (energy), and Ben Andrews (technology software) for making 2000 a successful year for Liberty Acorn Twenty.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

================================================================================

                                A Healthy Return
--------------------------------------------------------------------------------

First Health Group is the nation's largest direct contracted Preferred Provider Organization (PPO) with nearly 90% of the United States' population having access to its network of hospitals and doctors. Its clients include large, multi-sited self-insured corporations like McDonald's and Hewlett Packard. These companies use First Health for its employee health benefits programs, ensuring access to any doctor in its network. Being the largest direct contracted PPO allows First Health to negotiate the largest discounts with its doctors and hospitals and First Health then gets paid a percentage of the savings it negotiated when a patient uses the network. Its business model has created a highly cash generative company with a defensible barrier to entry. After integrating a problematic acquisition two years ago, the company is back on track growing revenue and earnings in the double digits. The stock was up 100% since Liberty Acorn Twenty first purchased it in 1999.

================================================================================

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/00, the Fund's positions in the holdings mentioned were: SEI Investments, 10.5%; Waters, 3.3%; First Health Group, 6.2%; Tektronix, 5.8%; Perkin Elmer, 3.5%; Dynegy, 6.0%; Expeditors International of Washington, 3.2%; TCF Financial, 4.2%; Liberty Media, 2.7%; Telephone and Data Systems, 4.6%; Jabil Circuit, 2.7%; McLeod USA, 1.6%.

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty
      >At a Glance                                          Ticker Symbol: ACTWX

Pretax and After-tax Average Annual Total Returns (Class Z)
--------------------------------------------------------------------------------
      >Through December 31, 2000

                    ==============================================================================================
                                         1 Year                                         Life of Fund
                    ==============================================================================================
                                         After-tax w/  Tax                               After-tax w/  Tax
                    Pretax   After-tax   shares sold   Efficiency   Pretax   After-tax   shares sold   Efficiency
------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Twenty              11.68%    8.84%      8.15%          75.7%        22.99%   21.62%       18.33%      94.0%
------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
Category Avg.*       3.37%    0.53%      NA             15.7%+       NA       NA           NA          NA
------------------------------------------------------------------------------------------------------------------

*Source: Morningstar, Inc.
+Calculated by Liberty Wanger Asset Management using Morningstar data.
"NA" indicates information not available from Morningstar. Morningstar does not provide Life of Fund data or after-tax w/ shares sold returns.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), this information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects. See the inside front cover of this report for further explanation.
--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

3.2%  Industrial
      Goods/Services

8.8%  Energy/Minerals

6.1%  Other*

36.6% Information
      Instrumentation 12.6%
      Business Information 7.5%
      Telecommunications 6.2%
      Media 5.8%
      Computer Related
      Hardware 2.7%
      Software & Services 1.8%

14.6% Finance

15.0% Health Care

15.7% Consumer
      Goods/Services

*Cash and other assets less liabilities.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2000

This graph compares the results of $10,000 invested in Liberty Acorn Twenty on November 23, 1998 (the date Fund shares were first offered to the public) to the S&P MidCap 400. The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Liberty Acorn Twenty NAV on 12/31/00: $14.13

Total Net Assets: $75.1 million

                          Average Annual Total Return
--------------------------------------------------------------------------------
                           1 Year       Life of Fund
                           11.68%          22.99%

[The following table was depicted as a mountain chart in the printed material.]


                           Liberty                   S&P
                           Acorn Twenty              MidCap 400
11/23/98                   10,000                    10,000
12/31/98                   10,710                    11,109
3/31/99                    11,480                    10,400
6/30/99                    13,040                    11,872
9/30/99                    12,110                    10,875
12/31/99                   13,850                    12,745
3/31/00                    14,171                    14,361
6/30/00                    14,320                    13,888
9/30/00                    15,798                    15,574
12/31/00                   15,465                    14,975

--------------------------------------------------------------------------------


Liberty Acorn Twenty Top 10 Holdings
--------------------------------------------------------------------------------

1. SEI Investments                                                         10.5%
Mutual Fund Administration

2. First Health Group                                                       6.2%
PPO Network

3. Dynegy                                                                   6.0%
Natural Gas & Electric Processing,
Production and Marketing

4. Tektronix                                                                5.8%
Analytical Instruments

5. Boston Scientific                                                        4.8%
Stents & Catheters

6. Herman Miller                                                            4.8%
Office Furniture

7. Telephone and Data Systems                                               4.6%
Cellular & Telephone Services

8. Jones Apparel                                                            4.5%
Women's Apparel

9. TCF Financial                                                            4.2%
Great Lakes Bank

10. H&R Block                                                               4.0%
Tax Preparation

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >Major Portfolio Changes in the Fourth Quarter

                                                        Principal Amount or
                                                          Number of Shares
                                                    ----------------------------
                                                      9/30/00           12/31/00

Additions
--------------------------------------------------------------------------------
      Information

American Management Systems                           400,000            580,000
Avocent                                                     0            150,000
Cambridge Technology                                  500,000          1,500,000
Citadel Communications                                226,000            350,000
Clicksoftware Technologies                          1,300,000          1,400,000
Cubic                                                   1,400            181,000
Excel Technologies                                          0            200,000
Gemplus International (France)                              0            360,000
Hyperion Solutions                                    320,000            650,000
Information Holdings                                  475,000            500,000
JD Edwards                                            825,000            875,000
Kent Electronics                                      300,000            625,000
MAPICS                                              1,450,000          1,490,000
Meta Group                                            109,000            385,000
Navigant Consulting                                 2,000,000          2,100,000
New Horizons Worldwide                                      0            114,000
Pinnacle Holdings                                     500,000            750,000
PRIMEDIA                                            1,100,000          1,200,000
Project Software                                            0             55,000
Startec Global Communications                         430,000            590,000
Zebra Technologies                                          0            155,000

--------------------------------------------------------------------------------
      Health Care

Edwards Lifesciences                                        0            670,000
Microdose                                                   0            326,000
Serologicals                                                0            742,000
Syncor International                                  232,000            472,000

--------------------------------------------------------------------------------
      Consumer Goods/Services

Borders Group                                       1,561,000          1,700,000
Callaway Golf                                         600,000            900,000
Christopher & Banks                                         0            284,000
Ducati Motor (Italy)                                4,100,000          5,000,000
Helen of Troy                                       2,200,000          2,300,000
Hunter Douglas (Netherlands)                          365,000            440,000
Intrawest (Canada)                                          0             90,000
ITT Educational Services                            1,250,000          1,300,000
Michaels Stores                                       246,000            300,000
Monaco Coach                                           24,000            230,000
Pinnacle Entertainment                                420,000            650,000
Whole Foods Market                                    420,000            450,000
Zale                                                  110,000            240,000

                                                          Number of Shares
                                                    ----------------------------
                                                      9/30/00           12/31/00

--------------------------------------------------------------------------------
      Finance

Fortis (Netherlands)                                        0            474,000
Kempen (Netherlands)                                   95,000            140,000
Republic                                                    0             26,000

--------------------------------------------------------------------------------
      Industrial Goods/Services

Forward Air                                           355,000            500,000
Spartech                                              800,000            850,000

--------------------------------------------------------------------------------
      Energy/Minerals

Carbo Ceramics                                        387,000            429,000
Chiles Offshore                                       284,000            450,000
Cross Timbers Oil                                   3,620,000          3,700,000
Evergreen Resources                                   620,000            730,000
Maverick Tube                                         650,000          1,100,000
Newpark Resources                                   2,900,000          2,990,000
Ogden                                                       0            400,000
Orion Power                                                 0            254,000
U.S.Aggregates                                        607,000            882,000

--------------------------------------------------------------------------------
      Other Industries

Azurix                                              1,245,000          1,345,000
Conectiv                                              600,000            700,000
General Growth Properties                             300,000            400,000
Regus (United Kingdom)                                      0            135,000
Vail Resorts                                          200,000            700,000

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

                                                          Number of Shares
                                                    ----------------------------
                                                      9/30/00           12/31/00

Sales
--------------------------------------------------------------------------------
      Information

Concord EFS                                           856,000            816,000
MasTec                                                250,000                  0
MDSI Mobile Data Solutions
(Canada)                                              380,000                  0
Nelvana (Canada)                                      370,000                  0
NTL (United Kingdom)                                  300,000            250,000
Playboy Enterprises                                   600,000                  0
Price Communications                                  470,000            250,000
Shop at Home                                          400,000                  0
Sykes Enterprises                                     400,000                  0
3DO Company                                           200,000                  0
Uecomm (Australia)                                    324,750                  0
VelocityHSI                                            90,000                  0
Vitalstream                                           225,461            140,000
West Teleservices                                     340,000             77,000
WM-Data Solutions (Sweden)                          3,000,000          2,500,000

--------------------------------------------------------------------------------
      Health Care

Corvas International                                1,358,000          1,258,000
Inhale Therapeutic Systems                            610,000            550,000
Myriad Genetics                                       400,000            320,000
NPS Pharmaceuticals                                   476,000            426,000
Protein Design Labs                                   258,000            218,000
Techne                                                 27,000                  0
  (includes effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
      Consumer Goods/Services

Education Management                                  234,000            200,000
Pier 1 Imports                                      1,250,000          1,150,000
Rent-to-Own                                           240,000                  0
Thor Industries                                       241,000                  0

--------------------------------------------------------------------------------
      Finance

Ace Cash Express                                      750,000            636,000
ASR Verzekeringsgroep
(Netherlands)                                         158,000                  0
Pioneer Group                                         624,000                  0
SEI Investments                                     1,145,000          1,085,000

--------------------------------------------------------------------------------
      Industrial Goods/Services

Lilly Industries, CL. A                             1,000,000                  0
Serco Group (United Kingdom)                        7,200,000          6,100,000

--------------------------------------------------------------------------------
      Energy/Minerals

AES Corporation                                       300,000            150,000
Basin Exploration                                     460,000            310,000

--------------------------------------------------------------------------------
      Other Industries

HRPT Properties                                     1,000,000                  0
Stericycle                                            327,000            262,000
Utilicorp United                                      900,000            800,000

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >Statement of Investments December 31, 2000

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 94.4%
--------------------------------------------------------------------------------
Information: 24.5%
             Media
             >Broadcasting: 1.0%
   650,000   Young Broadcasting (b)                                     $ 21,765
             Television Stations
   850,000   Salem Communications (b)                                     12,697
             Radio Stations for Religious Programming
   350,000   Citadel Communications (b)                                    4,200
             Mid Market Radio Stations
--------------------------------------------------------------------------------
                                                                          38,662

             >Television Programming/CATV: 2.2%
 2,600,000   Liberty Media Group, AT&T (b)                                35,262
             Cable & Satellite Programming
 1,016,000   Corus Entertainment (Canada) (b)                             26,435
             CATV Programming & Radio Stations
 1,000,000   Mediacom Communications (b)                                  17,188
             Cable Television Franchises
   200,000   Insight Communications (b)                                    4,700
             CATV Franchises in Midwest
   700,000   Cinar (Canada) (b)                                            2,844
             Children's TV Programming
   900,000   Classic Communications (b) (c)                                1,969
             CATV Franchises in Rural Areas
--------------------------------------------------------------------------------
                                                                          88,398

             Telecommunications

             >Telecommunications/Wireline
             Communications: 0.7%
   520,000   Commonwealth Telephone (b)                                   18,200
             Rural Phone Franchises & CLEC
   250,000   NTL (United Kingdom) (b)                                      5,984
             Voice, Video & Data Services
   590,000   Startec Global Communications (b) (c)                         2,286
             International Telecommunications
--------------------------------------------------------------------------------
                                                                          26,470

             >Mobile Communications: 1.5%
   450,000   Telephone & Data Systems                                     40,500
             Cellular & Telephone Services
   533,000   COMARCO (c)                                                   7,195
             Wireless Network Testing
   750,000   Pinnacle Holdings (b)                                         6,797
             Towers for Cellular, PCs & Paging
   250,000   Price Communications (b)                                      4,203
             Cellular Telephone Services
--------------------------------------------------------------------------------
                                                                          58,695

             >Telecommunications Equipment: 0.2%
   850,000   Tidel Technologies (b)                                        4,888
$3,000,000   Tidel Technologies, 6%
             Note Due 9/8/04                                               3,000
             ATM Machines
--------------------------------------------------------------------------------
                                                                           7,888

             Computer Related Hardware
             >Computer Hardware/Related Systems: 1.6%
   737,000   Kronos (b) (c)                                               22,801
             Labor Management Solutions
   975,000   Micros Systems (b) (c)                                       17,794
             Information System for Restaurants & Hotels
   155,000   Zebra Technologies (b)                                        6,324
             Bar Code Printing Hardware,
             Supplies & Software
   370,000   American Power Conversion (b)                                 4,579
             Uninterruptable Power Systems
   150,000   Avocent (b)                                                   4,050
             Computer Control Switches
   200,000   Excel Technologies (b)                                        3,991
             Laser Systems & Electro-Optical Components
   360,000   Gemplus International (France)                                3,222
             Smart Cards Products & Solutions
--------------------------------------------------------------------------------
                                                                          62,761

             >Gaming Equipment: 4.0%
 2,200,000   International Game Technology (b)                           105,611
             Slot Machines & Progressive Jackpots
 1,000,000   Anchor Gaming                                                39,000
             Slot Machines & Casinos
 6,250,000   Aristocrat Leisure (Australia)                               18,048
             Slot Machines
--------------------------------------------------------------------------------
                                                                         162,659

             >Contract Manufacturing: 0.9%
   500,000   Solectron                                                    16,950
             Electronic Manufacturing Services
   387,000   APW (b)                                                      13,061
             Electronic Enclosures
   320,000   Jabil Circuit (b)                                             8,120
             Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                          38,131

             >Instrumentation: 1.3%
   480,000   Mettler Toledo (b)                                           26,100
             Laboratory Equipment
   427,000   Varian (b)                                                   14,465
             Analytical Instruments
   351,000   Dionex (b)                                                   12,109
             Ion & Liquid Chromatography
--------------------------------------------------------------------------------
                                                                          52,674

             >Semiconductors/Related Equipment: 0.2%
   300,000   DSP Group (b)                                                 6,314
             Telecom Semiconductors
--------------------------------------------------------------------------------

             Software Services
             >Business Software: 1.5%
   875,000   JD Edwards (b)                                               15,586
             Mid Market ERP Software
 1,075,000   Systems & Computer Technology (b)                            13,236
             Enterprise Software & Services
   876,000   JDA Software Group (b)                                       11,443
             Applications/Software & Services for Retailers
   650,000   Hyperion Solutions (b)                                       10,034
             Analytical Application Software
 1,490,000   MAPICS (b) (c)                                                7,450
             Mid Market ERP Software
 1,400,000   ClickSoftware Technologies (b) (c)                            2,450
             Service Chain Optimization Software
   556,000   Indus International (b)                                       1,181
             Enterprise Asset Management Software
    55,000   Project Software (b)                                            590
             Enterprise Maintenance Software
--------------------------------------------------------------------------------
                                                                          61,970

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Consumer Software: 0.7%
   900,000   THQ (b)                                                    $ 21,938
             Entertainment Software

$6,500,000   Activision, 6.7% Note Due 1/1/05                              5,947
   150,000   Activision (b)                                                2,269
             Entertainment Software
--------------------------------------------------------------------------------
                                                                          30,154

             >Computer Services: 1.5%
 2,500,000   WM Data Nordic (Sweden)                                      12,026
             Computer Services/Consulting
   580,000   American Management Systems (b)                              11,491
             Software Development Services
 1,400,000   Dimension Data (United Kingdom) (b)                           9,628
             Networks & Computer Services
   120,000   Atos (France) (b)                                             8,479
             Computer Services/Transaction Processing
   400,000   Pomeroy Computer Resources (b)                                6,100
             Network Integration Services
 1,500,000   Cambridge Technology (b)                                      3,937
             Software Implementation Services
   950,000   RCM Technologies (b) (c)                                      3,444
             Technology Staffing Services
   385,000   Meta Group (b)                                                2,503
             IT Publications & Consulting Services
   114,000   New Horizons Worldwide (b)                                    1,582
             Computer Training Services
   140,000   Vitalstream (b)                                               1,147
             Streaming Services for the Internet
   214,000   Analysts International                                          816
             Technology Staffing Services
 1,500,000   Aztec Technology Partners (b) (c)                               328
             Application Development & Maintenance Services
--------------------------------------------------------------------------------
                                                                          61,481

             >Business Information/Marketing
              Services/Publishing: 3.4%
 1,010,000   Getty Images (b)                                             32,320
             Photographs for Publications & Electronic Media
   416,000   Choicepoint (b)                                              27,274
             Fraud Protection Information
   700,000   Acxiom (b)                                                   27,256
             Database Marketing Services
 1,200,000   PRIMEDIA (b)                                                 14,325
             Specialty Magazines & Other Publications
   500,000   Information Holdings (b)                                     11,719
             Scientific & Medical Publications,
             Patent Information
 2,500,000   InfoUSA (b)                                                   8,438
             Business Data for Sales Leads
 2,100,000   Navigant Consulting (b) (c)                                   8,006
             Consulting Firm
   200,000   Bell & Howell (b)                                             3,300
             Information Services for Education &
             Automotive Markets
   350,000   Profit Recovery Group (b)                                     2,231
             Accounts Payable Audits
    77,000   West Teleservices (b)                                         2,166
             Customer Care & Sales Support
--------------------------------------------------------------------------------
                                                                         137,035

             >Internet: 0.6%
   430,000   Softbank (Japan)                                             14,912
             Leading Internet Company in Japan
   100,000   RSA Security (b)                                              5,288
             Enterprise Security Software
   517,820   Bigfoot International, Series A (b) (c)                       1,476
   263,158   Bigfoot International (b)                                       526
             Internet Direct Marketing
   496,000   Online Resources (b)                                            992
             Internet Banking Technology
   300,000   Navidec (b)                                                     731
             Internet Computer Services
   197,000   Internet Commerce (b)                                           566
             E-Commerce Service Network
   250,000   NeoPlanet, Series A (b)                                         250
    53,376   NeoPlanet, Series B (b)                                          53
             Web Browser
    29,714   GIGA Warrants (b)                                                 7
             Data on Information Technology
--------------------------------------------------------------------------------
                                                                          24,801

             >Electronics Distribution: 0.5%
   625,000   Kent Electronics (b)                                         10,313
             Component Distribution & Network Integration
   890,000   Pioneer-Standard Electronics                                  9,790
             Component & Computer Distribution
--------------------------------------------------------------------------------
                                                                          20,103

             >Transaction Processors: 2.7%
 1,812,000   National Data (c)                                            66,365
             Credit Card & Health Claims Processor
   816,000   Concord EFS (b)                                              35,853
             Credit Card Processor
   181,000   Cubic                                                         4,649
             Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                         106,867
                                                                         -------
Information: Total                                                       985,063

--------------------------------------------------------------------------------
Health Care: 8.0%
             >Biotechnology/Drug Delivery: 3.2%
   550,000   Inhale Therapeutic Systems (b)                               27,775
             Pulmonary Drug Delivery
   320,000   Myriad Genetics                                              26,480
             Gene Discovery & Diagnostic Products
   426,000   NPS Pharmaceuticals (b)                                      20,448
             Small Molecule Drugs
   218,000   Protein Design Labs                                          18,939
             Computer Designed Monoclonal Antibodies
 1,258,000   Corvas International (b)                                     18,084
             Rational Drug Design
   316,000   Guilford Pharmaceuticals (b)                                  5,688
             Drug Delivery & Neurology Drugs
   823,000   Microcide Pharmaceuticals (b) (c)                             3,395
             Antibiotics
   325,000   Genzyme Molecular Oncology
             Division (b)                                                  2,986
             Gene Expression Technology & Cancer Drugs
   150,000   Gene Logic (b)                                                2,756
             Gene Expression Database

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

 7,628,000   Nadro, Series L (Mexico)                                   $  2,300
             Pharmaceutical Distributor
   326,000   Microdose (b)                                                 2,005
             Drug Inhalers
--------------------------------------------------------------------------------
                                                                         130,856

             >Medical Equipment: 1.1%
   759,000   Steris (b)                                                   12,239
             Sterilization Devices
   670,000   Edwards Lifesciences (b)                                     11,892
             Heart Valves
   350,000   Haemonetics (b)                                              10,806
             Blood & Plasma Collection Equipment
   469,000   Orthofix International (b)                                    8,970
             Bone Fixation & Stimulation Devices
--------------------------------------------------------------------------------
                                                                          43,907

             >Services: 3.7%
 1,668,000   First Health Group (b)                                       77,666
             PPO Network
   730,000   Lincare Holdings (b)                                         41,656
             Home Health Care Services
   472,000   Syncor International                                         17,169
             Nuclear Pharmacy for Radiopharmaceuticals
   742,000   Serologicals (b)                                             11,176
             Blood Collection & Antibody Production
--------------------------------------------------------------------------------
                                                                         147,667
                                                                         -------
Health Care: Total                                                       322,430

--------------------------------------------------------------------------------
Consumer Goods/Services: 13.7%
             Goods
             >Leisure Vehicles: 1.8%
 1,500,000   Harley-Davidson                                              59,625
             Motorcycles & Related Merchandise
 5,000,000   Ducati Motor (Italy) (b)                                      9,092
             Motorcycles & Related Merchandise
   230,000   Monaco Coach (b)                                              4,068
             Recreational Vehicles
--------------------------------------------------------------------------------
                                                                          72,785

             >Furniture: 0.8%
   660,000   Herman Miller                                                18,975
             Office Furniture
   500,000   Hon Industries                                               12,750
             Office Furniture & Fireplaces
--------------------------------------------------------------------------------
                                                                          31,725

             >Beverages: 0.1%
    23,000   Binding-Brauerei (Germany)                                    4,011
             Brewery

             >Nondurables: 0.4%
 2,300,000   Helen of Troy (b) (c)                                        11,213
             Personal Care Products
   601,000   First Years (c)                                               4,846
             Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                          16,059

             >Durable Goods: 0.3%
   440,000   Hunter Douglas (Netherlands)                                 12,105
             Decorative Window Coverings

             >Textiles/Apparel: 1.3%
 1,100,000   Jones Apparel (b)                                            35,406
             Women's Apparel
   880,000   Nautica Enterprises (b)                                      13,406
             Men's Casual Apparel
    85,000   Gildan Activewear (b)                                         3,326
             Cotton T-Shirts
   200,000   Unifi                                                         1,788
             Polyester & Nylon Fabrics
--------------------------------------------------------------------------------
                                                                          53,926

             Services

             >Retail: 3.0%
   450,000   Whole Foods Market (b)                                       27,506
             Natural Food Supermarkets
 1,700,000   Borders Group (b)                                            19,868
             Bookstores
   900,000   Callaway Golf                                                16,762
             Premium Golf Clubs & Balls
   875,000   Gadzooks (b) (c)                                             12,906
             Teen Apparel Retailer
 1,150,000   Pier 1 Imports                                               11,859
             Imported Furniture & Tchotchkes
 2,000,000   N. Brown Group (United Kingdom)                               8,731
             Mail Order Clothing in Large Sizes
   284,000   Christopher & Banks                                           8,005
             Specialty Women's Retailer at Moderate
             Price Levels
   300,000   Michaels Stores (b)                                           7,950
             Craft & Hobby Specialty Retailer
   240,000   Zale (b)                                                      6,975
             Specialty Retailer of Jewelry
   137,000   Gaiam (b)                                                     2,115
             Healthy Living Catalog & E-Commerce
--------------------------------------------------------------------------------
                                                                         122,677

             >Travel: 0.2%
   400,000   Fairfield Communities (b)                                     5,625
             Time-Sharing Vacation Resorts
    90,000   Intrawest (Canada)                                            1,786
             Owner/Operator of Ski Resorts
--------------------------------------------------------------------------------
                                                                           7,411

             >Consumer Services: 2.3%
 1,540,000   Bally Total Fitness (b) (c)                                  52,167
             National Chain of Fitness Centers
 1,300,000   ITT Educational Services (b)                                 28,600
             Technology Oriented Post-secondary
             Degree Programs
   200,000   Education Management (b)                                      7,150
             Post-secondary Education
   300,000   Steiner Leisure (b)                                           4,200
             Spas & Hair/Skin Products on Cruise Ships
--------------------------------------------------------------------------------
                                                                          92,117

             >Casinos: 1.5%
 2,250,000   Station Casinos                                              33,609
             Casinos & Riverboats
 1,170,000   Isle of Capri Casinos (b)                                    12,431
             Five Casinos in Secondary Markets
   650,000   Pinnacle Entertainment (b)                                    8,775
             Casinos in Secondary Markets & Card Clubs
   535,000   Monarch Casino & Resort (b) (c)                               2,541
             Casino/Hotel in Reno
   113,000   Lakes Gaming                                                  1,059
             Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------------
                                                                          58,415

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

            >Cruise Lines: 2.0%
 1,600,000   Carnival                                                   $ 49,300
             Largest Cruise Line
39,995,000   Star Cruises (Singapore) (b)                                 27,996
             Cruising/Casino Operations
   410,000   Royal Olympic Cruise (b)                                      1,179
             Cruises in Mediterranean
--------------------------------------------------------------------------------
                                                                          78,475
                                                                        -------
Consumer Goods/Services: Total                                          549,707

--------------------------------------------------------------------------------
Finance: 18.9%
             >Banks: 2.3%
 1,026,000   TCF Financial                                                45,721
             Great Lakes Bank
   803,000   Texas Regional Bancshares                                    26,098
             TexMex Bank
   484,000   Chittenden                                                   14,671
             Vermont & Western Massachusetts Bank
   400,000   Eldorado Bancshares                                           5,500
             California Bank
    26,000   Republic                                                        281
             Michigan Bank
--------------------------------------------------------------------------------
                                                                          92,271

             >Savings & Loans: 1.4%
 1,757,000   Peoples Bank Bridgeport                                      45,462
             Connecticut Savings & Loan
   824,000   Commonwealth Bancorp (c)                                     12,720
             Philadelphia Savings & Loan
--------------------------------------------------------------------------------
                                                                          58,182

             >Insurance: 3.1%
   765,000   Protective Life                                              24,671
             Life/Dental Insurance
   820,000   HCC Insurance Holdings                                       22,089
             Aviation Insurance
   675,000   Philadelphia Consolidated
             Holding (b) (c)                                              20,841
             Specialty Insurance
   511,000   Leucadia National                                            18,109
             Insurance Holding Company
   100,000   Markel (b)                                                   18,100
    23,000   Markel CVR (b)                                                   69
             Specialty Insurance
   300,000   RLI                                                          13,406
             Specialty Insurance
   210,000   StanCorp Financial                                           10,027
             Group Life, Disability & 401K
--------------------------------------------------------------------------------
                                                                         127,312

             >Money Management: 8.1%
 1,085,000   SEI Investments                                             121,520
             Mutual Fund Administration &
             Investment Management
   800,000   Neuberger Berman                                             64,850
             Major Asset Management Company
 3,099,000   Phoenix Investment Partners (c)                              48,616
             Mutual Fund & Pension Manager
   800,000   Affiliated Managers Group (b)                                43,900
             Mutual Fund & Pension Manager
 1,500,000   Banca Fideuram (Italy)                                       20,774
             Life Insurance & Mutual Funds
 1,250,000   Edinburgh Fund Managers
             (United Kingdom)                                             12,863
             Investment Management
   140,000   Kempen (Netherlands)                                          7,716
             Stock Brokerage/Investment Management
   240,000   BKF Capital Group                                             4,380
             Institutional Money Manager
   200,000   The Investment Company of
             China (China)                                                 1,014
             Closed-End Fund
   124,000   Harbor Global (b)                                               620
             Russian Investment Manager
--------------------------------------------------------------------------------
                                                                         326,253

             >Finance Companies: 4.0%
 3,912,000   AmeriCredit (b) (c)                                         106,602
             Auto Lending
   474,000   Fortis (Netherlands) (b)                                     15,452
             Financial Services Conglomerate
   800,000   DVI Health Services (b) (c)                                  13,650
             Leases for Big Medical Equipment
 1,820,000   World Acceptance (b) (c)                                     10,010
             Personal Loans
   636,000   Ace Cash Express (b) (c)                                      6,877
             Check Cashing Stores
 1,375,000   Capital Trust (b)                                             6,789
             Mortgage Loans
--------------------------------------------------------------------------------
                                                                         159,380
                                                                         -------
Finance: Total                                                           763,398

--------------------------------------------------------------------------------
Industrial Goods/Services: 7.0%

             >Steel: 0.4%
   840,000   Gibraltar Steel (c)                                          14,753
             Steel Processing
   420,000   Atchison Casting (b) (c)                                      1,181
             Steel Foundries
--------------------------------------------------------------------------------
                                                                          15,934

             >Industrial Goods: 1.0%
 1,150,000   Clarcor                                                      23,791
             Mobile & Industrial Filters
   560,000   Applied Industrial Technologies                              11,515
             Industrial Components Distribution
   650,000   Advanced Lighting Technologies (b)                            4,306
             Metal Halide Lighting
--------------------------------------------------------------------------------
                                                                          39,612

             >Specialty Chemicals & Industrial Materials: 0.8%
   850,000   Spartech                                                     17,478
             Plastics Distribution & Compounding
   347,000   SYMEX (b)                                                    12,492
             Combinatorial Materials
--------------------------------------------------------------------------------
                                                                          29,970

             >Conglomerates: 0.0%
   350,000   Actuant                                                       1,050
             Position Control Systems & Branded Tools
              Outsourcing Services & Training: 0.3%
 2,700,000   Labor Ready (b) (c)                                           8,944
             Temporary Manual Labor
   600,000   GP Strategies (b)                                             2,588
             Training Programs

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Liberty Acorn Fund
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

   500,000   International Total Services (b) (c)                       $    300
             Aviation Services
--------------------------------------------------------------------------------
                                                                          11,832
             >Logistics: 2.7%
 1,400,000   Expeditors International of Washington                       75,163
             International Freight Forwarder
   500,000   Forward Air (b)                                              18,656
             Freight Transportation Between Airports
   759,000   Hub Group (b) (c)                                             6,831
             Truck & Rail Freight Forwarder
   200,000   EGL (b)                                                       4,787
             International & Domestic Freight Forwarder
   700,000   Airnet Systems (b) (c)                                        2,669
             Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                         108,106

             >Other Industrial Services: 1.8%
 6,100,000   Serco Group (United Kingdom)                                 48,793
             Facilities Management
 1,526,000   Wackenhut, Cl. B (b)                                         13,162
    31,000   Wackenhut, Cl. A (b)                                            419
             Prison Management
   520,000   Mobile Mini (b)                                              11,960
             Leases Portable Storage Units
--------------------------------------------------------------------------------
                                                                          74,334
                                                                         -------
Industrial Goods/Services: Total                                         280,838

--------------------------------------------------------------------------------
Energy/Minerals: 13.9%

             >Independent Power: 0.6%
 30150,000   AES Corporation                                               8,306
             Global Electric Producer
   254,000   Orion Power (b)                                               6,255
             Wholesale Electric Generator
   400,000   Ogden (b)                                                     6,150
             Electric Power Developer
   250,000   Millennium Cell (b)                                           2,563
             Fuel Cell Technology
--------------------------------------------------------------------------------
                                                                          23,274

             >Oil/Gas Producers: 6.8%
 3,700,000   Cross Timbers Oil (c)                                       102,675
             Natural Gas Producer
   550,000   Devon Energy                                                 33,533
             Oil & Gas Producer
   800,000   Precision Drilling (Canada) (b)                              30,022
             Oil & Gas Well Driller
   730,000   Evergreen Resources (b)                                      28,196
             Coal Seam Gas Producer
 2,100,000   Tesoro Petroleum (b) (c)                                     24,413
             Oil Refinery/Gas Producer
 1,100,000   Pennaco Energy (b) (c)                                       21,587
             Coal Seam Gas Producer
   700,000   Canadian Hunter
             Exploration (Canada) (b)                                     19,194
             Natural Gas Producer
   310,000   Basin Exploration                                             7,905
             Oil & Gas Producer
   240,000   Penn West Petroleum (Canada) (b)                              5,988
             Oil & Gas Producer
   900,000   Tipperary (b)                                                 2,925
             Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                         276,438

             >Distribution/Marketing/Refining: 3.7%
 1,456,000   Dynegy                                                       81,627
             Natural Gas & Electric Processing,
             Production & Marketing
   750,000   Equitable Resources                                          50,063
             Natural Gas Utility & Producer
   700,000   Atmos Energy                                                 17,062
             Natural Gas Utility
--------------------------------------------------------------------------------
                                                                         148,752

             >Mining: 0.2%
   882,000   US Aggregates (c)                                             6,780
             Aggregates, Ready Mix & Asphalt

             >Oil Services: 2.6%
 2,990,000   Newpark Resources (b)                                        28,592
             Oilfield Fluid Management & Equipment Rental
 1,100,000   Maverick Tube (b) (c)                                        24,888
             Steel Pipes for Oil & Gas Wells
 3,310,000   Saipem (Italy)                                               18,119
             Offshore Construction & Drilling
   429,000   Carbo Ceramics                                               16,061
             Manufacturer of Ceramic Pellets for Gas Wells
   450,000   Chiles Offshore (b)                                          11,250
             Offshore Drilling Rigs
   327,000   Enerflex Systems (Canada)                                     6,763
             Natural Gas Compressor Manufacturer
--------------------------------------------------------------------------------
                                                                         105,673
                                                                         -------
Energy/Minerals: Total                                                   560,917

--------------------------------------------------------------------------------
Other Industries: 8.4%
             >Real Estate: 6.4%
 1,000,000   The Rouse Company                                            25,500
             Regional Shopping Malls
   675,000   First Industrial Realty Trust                                22,950
             Industrial Properties
   775,000   SL Green Realty                                              21,700
             New York Office Buildings
   700,000   Manufactured Home Communities                                20,300
             Manufactured Home Communities
   466,000   Forest City Enterprises,  Cl. B                              18,850
             Shopping Malls
   903,125   Security Capital European Realty (b)                         18,063
             Strategic Real Estate Investments
 1,099,000   LaSalle Hotel Properties (c)                                 16,691
             Upscale/Full Service Hotels
   700,000   Vail Resorts (b)                                             16,406
             Great Ski Resorts
   650,000   Amli Residential                                             16,047
             Midwestern Apartments
   400,000   General Growth Properties                                    14,475
             Regional Shopping Malls
   450,000   BRE Properties                                               14,259
             Apartments
   520,000   Summit Properties                                            13,520
             Southeastern Apartments
   625,000   Macerich Company                                             11,992
             Regional Shopping Malls
   385,000   First Washington Realty Trust (c)                             9,938
   240,000   First Washington Realty Trust, Cv. Pfd.                       7,890
             Community Shopping Centers

--------------------------------------------------------------------------------
                                       A
--------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

   456,000   IRSA (Argentina)                                           $  7,524
             Real Estate Management & Development
   190,000   Consolidated Tomoka                                           2,256
             16,000 Acres of Florida Land
   135,000   Regus (United Kingdom) (b)                                      733
             Rental of Office Space in Full Service Business Centers
--------------------------------------------------------------------------------
                                                                         259,094

             >Waste Management: 0.2%
   262,000   Stericycle (b)                                                9,989
             Medical Waste Disposal

             >Regulated Utilities: 1.8%
   800,000   Utilicorp United                                             24,800
             Global Utility Holding Company
   700,000   Conectiv                                                     14,044
             Electric Utility in New Jersey, Delaware & Maryland
   665,000   Unisource Energy                                             12,510
             Electric Utility in Arizona
 1,345,000   Azurix (b)                                                   11,012
             Global Water Utility
   200,000   CH Energy                                                     8,950
             Electric Utility in New York
--------------------------------------------------------------------------------
                                                                          71,316
                                                                      ----------
Other Industries: Total                                                  340,399

Total Common Stocks and Other                                         ----------
  Equity-Like Securities: 94.4%                                        3,802,751
             (Cost: $2,423,963)

Short-Term Obligations: 5.5%
             Yield 6.11% - 6.58%
             Due 1/02 - 1/11/01
   $67,690   Deere                                                    $   67,634
    32,395   AON                                                          32,389
    29,442   Citicorp                                                     29,405
    28,447   Textron Financial                                            28,407
    28,042   Hertz                                                        28,022
    23,074   Verizon Network Funding                                      23,066
    12,000   US Treasury Bills                                            11,979
             (Amortized Cost:  $220,902)                                 220,902
Total Investments: 99.9%                                               4,023,653
             (Cost: $2,644,865) (a)

Cash and Other Assets Less Liabilities: 0.1%                               2,475
                                                                      ----------
Total Net Assets: 100%                                                $4,026,128
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $2,647,518 and net unrealized appreciation was $1,376,135, consisting of gross unrealized appreciation of $1,704,558 and gross unrealized depreciation of $328,423.
(b)   Non-income producing security.
(c) On December 31, 2000, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

Hub Group                                                                  9.85%
World Acceptance                                                           9.70%
Gadzooks                                                                   9.46%
RCM Technologies                                                           8.68%
MAPICS                                                                     8.23%
Helen of Troy                                                              8.03%
Commonwealth Bancorp                                                       7.53%
International Total Services                                               7.51%
Microcide Pharmaceuticals                                                  7.25%
COMARCO                                                                    7.12%
Clicksoftware Technologies                                                 6.91%
Phoenix Investment Partners                                                6.76%
Gibraltar Steel                                                            6.61%
Aztec Technology Partners                                                  6.57%
Bigfoot International                                                      6.53%
Labor Ready                                                                6.53%
LaSalle Hotel Properties                                                   6.46%
Airnet Systems                                                             6.37%
Ace Cash Express                                                           6.30%
First Years                                                                6.18%
Maverick Tube                                                              6.15%
Kronos                                                                     5.97%
US Aggregates                                                              5.80%
Philadelphia Consolidated Holding                                          5.73%
Monarch Casino & Resort                                                    5.64%
Micros Systems                                                             5.62%
Bally Total Fitness                                                        5.56%
National Data                                                              5.51%
Atchison Casting                                                           5.48%
Cross Timbers Oil                                                          5.25%
Startech Global Communications                                             5.08%
Classic Communications                                                     5.08%
Navigant Consulting                                                        5.08%
Tesoro Petroleum                                                           5.07%
DVI Health Services                                                        5.05%
First Washington Realty Trust                                              5.02%
AmeriCredit                                                                5.01%
Pennaco Energy                                                             5.00%

The aggregate cost and value of these companies at December 31, 2000, was $619,748,000 and $739,073,000, respectively. Investments in affiliate companies represent 18.4% of total net assets at December 31, 2000. Investment activity and income amounts relating to affiliates during the year ended December 31, 2000 were as follows:

            Dividend income                          $4,835,000
            Net realized gain or loss               $35,625,000
            Change in unrealized gain or loss       $42,941,000

            Purchases                              $161,337,000
            Proceeds from sales                     $96,874,000

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issuers at December 31, 2000. Therefore, the ending cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2000, the market value of foreign securities represents 9.03% of total net assets. The Fund's foreign portfolio was diversified as follows:

Canada                                           $ 96,359                  2.39%
United Kingdom                                     80,748                  2.01%
Italy                                              47,985                  1.19%
Netherlands                                        35,273                  0.88%
Singapore                                          27,996                  0.70%
Australia                                          18,048                  0.45%
Japan                                              14,912                  0.37%
Sweden                                             12,026                  0.30%
France                                             11,702                  0.29%
Argentina                                           7,524                  0.19%
Germany                                             4,011                  0.10%
Israel                                              2,450                  0.06%
Mexico                                              2,299                  0.05%
Greece                                              1,179                  0.03%
China                                               1,014                  0.02%
                                                 --------              --------
Total                                            $363,526                  9.03%
                                                 ========              ========

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International
      >Major Portfolio Changes in the Fourth Quarter

                                                          Number of Shares
                                                   -----------------------------
                                                      9/30/00           12/31/00

Additions
--------------------------------------------------------------------------------
      Europe

>Germany/Austria
Dialog Semiconductor                                  382,000            400,000
Henkel                                                125,000            200,000
Pfeiffer Vacuum Technologies                          200,000            250,000
Stinnes                                               900,000          1,000,000
Takkt                                                 750,000            900,000

>Denmark
ISS International Service Systems                     200,000            250,000

>Finland
Jaakko Poyry                                                0            300,000

>Sweden
Cell Network                                        1,200,000          1,600,000
Poolia                                                100,000            181,000

>France/Belgium
Essilor International                                       0             11,000
Gemplus International                                       0            238,000
NRJ                                                   775,000            800,000
RTL Group (Belgium)                                   250,000            300,000
Technip                                                     0             11,400

>United Kingdom/Ireland
Enterprise Oil                                              0            750,000
Exel                                                        0          1,200,000
Hays                                                4,000,000          6,000,000
Holmes Place                                        2,000,000          3,075,000
Incepta                                             6,500,000          7,500,000
Informa Group                                         760,000          1,200,000
Irish Life & Permanent (Ireland)                    2,500,000          3,000,000
Ncipher                                                     0            535,000
Regus                                                       0            975,000
Smith & Nephew                                      3,500,000          5,000,000
SSL International                                   2,500,000          3,000,000

>Switzerland
Givaudan                                               35,000             60,000
Julius Baer                                             6,000              6,250
Kuoni Reisen                                           35,000             40,000
Pargesa                                                 5,000              5,250
Phoenix Mecano                                         18,450             20,000

>Italy
Autogrill                                           4,000,000          4,500,000
Saipem                                              2,500,000          3,500,000

>Spain
Abengoa                                                     0             32,000
Aguas de Barcelona                                    750,000            991,500
NH Hoteles                                                  0            400,000
Zardoya Otis                                                0            355,000

>Netherlands
Buhrmann                                              250,000            600,000
Hunter Douglas                                        400,000            600,000
OCE                                                         0            300,000

--------------------------------------------------------------------------------
      Asia

>Hong Kong
Li & Fung                                          40,180,000         43,000,000
TVB                                                 5,000,000          6,000,000

>Japan
Funai Electric                                              0             26,100
Olympus Optical                                       600,000            700,000
Orix                                                  325,000            350,000

>Taiwan
Advantech                                           3,500,000          3,750,000

>South Korea
S1 Corporation                                      1,400,000          1,500,000
Cheil Communications                                  100,000            140,000

>Singapore
Sembcorp Logistics                                          0            455,000
Star Cruises                                       45,610,000         49,300,000
Venture Manufacturing                               6,000,000          7,200,000

--------------------------------------------------------------------------------
      Latin America

>Mexico
Corp Interamericana
de Entretenimiento                                  5,000,000          5,500,000
Wal-Mart De Mexico                                  7,000,000         10,000,000

--------------------------------------------------------------------------------
      Other Countries

>Australia
Computershare                                       6,500,000          7,000,000
Perpetual Trustees                                    175,000            500,000

>Canada
Intrawest                                                   0             60,000
Precision Drilling                                          0            500,000
Power Financial                                     1,000,000          1,150,000

>Israel
DSP Group                                             500,000             600,00

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

                                                          Number of Shares
                                                   -----------------------------
                                                      9/30/00           12/31/00

Sales
--------------------------------------------------------------------------------
      Europe

>GermanyAustria
Evotec Biosystems                                     290,862                  0
MobilCom                                              175,000                  0

>Finland
Elisa Communications                                  400,000                  0
Perlos                                                450,000             40,000

>Sweden
Micronic Laser Systems                                300,000            150,000
Modern Times Group                                    525,000            250,000
NetCom                                                100,000                  0
WM-Data Nordic                                      3,000,000          2,500,000

>France/Belgium
Atos                                                  100,000                  0
Ubizen (Belgium)                                      100,000                  0

>United Kingdom
Baltimore Technologies                              2,000,000          1,000,000
Chloride Group                                      6,100,000          5,000,000
Capita Group                                        6,300,000          5,000,000
Dimension Data                                      6,000,000          3,000,000
ITNET                                               1,500,000                  0
Photobition Group                                   4,065,000          2,290,000
Serco Group                                        11,000,000          7,800,000

>Switzerland
Cie Fin Richemont                                      15,000             14,500

>Italy
Banca Fideuram                                      4,000,000          2,500,000
Editoriale L'Espresso                               2,500,000                  0
Mediolanum                                          1,500,000          1,000,000

>Netherlands
ASR Verzekeringsgroep                                 200,000                  0

>Hungary
Matav                                               1,200,000                  0
Matav ADR                                              70,000                  0

--------------------------------------------------------------------------------
      Asia

>Japan
OBIC                                                   10,000                  0
Trans Cosmos                                           55,000                  0

>Tawain
Phoenixtec Power                                    6,707,000                  0

>South Korea
SK Corporation                                        500,000                  0

>Singapore
Datacraft Asia                                      4,000,000          2,000,000

--------------------------------------------------------------------------------
      Latin America

>Brazil
Embratel                                            1,000,000                  0
Itau Banco                                         65,000,000                  0

--------------------------------------------------------------------------------
      Other Countries

>Australia
Uecomm                                              2,500,000                  0

>Canada
Bracknell                                           1,500,000            812,000
Canadian Natural Resources                            720,000            400,000
Celestica                                             900,000            600,000
Mackenzie Financial                                   500,000                  0
Mosaic                                              2,500,000          2,000,000

>Israel
Amdocs                                                975,000            750,000
Comverse Tech                                         400,000            300,000

Liberty Acorn International
      >Statement of Investments December 31, 2000

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 88.0%
--------------------------------------------------------------------------------
Europe: 51.5%

             >Germany/Austria: 7.3%
   600,000   Rhoen Klinikum Pfd.                                        $ 31,147
   500,000   Rhoen Klinikum                                               28,170
             Hospital Management
 1,000,000   Stinnes                                                      21,575
             Logistics
    75,000   Fresenius, Pfd.                                              20,138
             Dialysis Equipment & Solutions
   200,000   Henkel (b)                                                   13,190
             Chemicals, Detergents & Non-Food
             Consumer Brands
   350,000   Teleplan International                                       11,706
             After-Sale Warranty Repair Services
   300,000   Flughafen Wien (Austria)                                     11,391
             Vienna Airport Authority
   250,000   Pfeiffer Vacuum Technologies                                 10,646
             Vacuum Pump Manufacturer
   100,000   Lion Bioscience                                               8,102
             Bioinformatics
   900,000   Takkt                                                         8,055
             Mail Order Retailer of Office & Warehouse Durables
   550,000   United GlobalCom (Austria) (b)                                7,494
             Voice, Video & Data Services
   200,000   Austria Technologies & Systemtechnik                          5,841
             Printed Circuit Board Manufacturer
   400,000   Dialog Semiconductor                                          3,844
             Custom Semiconductors for Cell Phones
--------------------------------------------------------------------------------
                                                                         181,299

             >Denmark: 0.7%
   250,000   ISS International Service Systems (b)                        17,088
             Cleaning Services

             >Finland: 1.8%
   800,000   TietoEnator                                                  22,838
             Computer Services/Consulting
 1,500,000   Talentum (c)                                                  9,257
             Trade Journals & Internet Services
   300,000   Jaakko Poyry                                                  5,088
             Engineering Consultants to Forestry,
             Energy & Telecom Industries
   625,000   Fiskars, Series A                                             4,357
             Scissors & Gardening Tools
    89,000   Spar Finland                                                  1,845
             Grocery/Convenience Stores
    40,000   Perlos                                                          829
             Plastic Cell Phone Cases
--------------------------------------------------------------------------------
                                                                          44,214

             >Sweden: 3.1%
 1,000,000   Sigma                                                        23,627
             Technical Consulting
 2,500,000   WM Data Nordic                                               12,026
             Computer Services/Consulting
   181,000   Poolia                                                        8,745
             Temporary Employment Agency
   500,000   Autoliv                                                       7,969
             Seatbelts & Airbags
   250,000   Modern Times Group (b)                                        6,637
             TV, Newspapers and Electronic Commerce
 1,500,000   Adcore                                                        4,587
             Internet Consulting
   150,000   Micronic Laser Systems (b)                                    4,444
             Video Display Manufacturing Equipment
   370,000   Metro International, Series B (b)                             3,379
   160,000   Metro International, Series A (b)                             1,206
             Free Subway Newspapers
 1,600,000   Cell Network                                                  2,973
             Computer & Internet Consulting
--------------------------------------------------------------------------------
                                                                          75,593

             >France/Belgium: 4.0%
   300,000   RTL Group (Belgium)                                          24,731
             TV & Radio Broadcaster
   800,000   NRJ (b)                                                      22,943
             Radio Network
   500,000   Fininfo                                                      18,843
             Data Feeds for French Banks & Brokers
   200,000   Penauille Polyservice                                        12,644
             Industrial Cleaning/Airport Services
   750,000   Telindus Group (Belgium)                                     12,542
             Network Integration Services
    11,000   Essilor International                                         3,601
             Eyeglass Lenses
   238,000   Gemplus International                                         2,130
             Smart Card Products & Solutions
    11,400   Technip                                                       1,660
             Engineering & Construction Services for
             Energy, Water, Chemical & Power Plants
--------------------------------------------------------------------------------
                                                                          99,094

             >United Kingdom/Ireland: 16.0%
 7,800,000   Serco Group                                                  62,391
             Facilities Management
 5,000,000   Capita Group                                                 37,378
             Outsourcing Services
 3,000,000   Irish Life & Permanent (Ireland)                             37,309
             Savings Products
 6,000,000   Hays                                                         34,627
             Outsourcing Services Conglomerate
 5,000,000   Smith & Nephew                                               23,174
             Medical Equipment & Supplies
 3,000,000   SSL International                                            22,427
             Medical & Footcare Products
 3,000,000   Dimension Data (b)                                           20,632
             Networks & Computer Services

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

 5,000,000   Taylor Nelson                                            $   18,614
             Market Research Services
 1,200,000   Exel                                                         17,044
             Freight Forwarding & Logistics
 1,600,000   Euro Money Publications                                      13,276
             Financial Publications
 4,000,000   FKI                                                          13,157
             Materials Handling Equipment
 7,500,000   Incepta                                                      12,391
             Business Information & Marketing Services
 5,000,000   Chloride Group                                               12,185
             Electrical Equipment Manufacturer/Retailer
   500,000   NTL (b)                                                      11,969
             Voice, Video & Data Services Via Cable Networks
 1,200,000   Informa Group                                                10,765
             Trade Shows & Magazines
 3,075,000   Holmes Place                                                  9,333
             Health Clubs
 1,000,000   Fairey Group                                                  8,417
             Electronic Products
   750,000   Enterprise Oil                                                6,358
             Oil & Gas Producers
 1,000,000   Expro International                                           6,055
             Offshore Oil Field Services
   975,000   Regus (b)                                                     5,294
             Rental of Office Space in Full Service
             Business Centers
             1,000,000        Baltimore Technologies (b)                   5,022
             Security Software
 2,289,235   Photobition Group                                             3,327
             Production of Graphics for Exhibits
   800,000   Orchestream Holdings (b)                                      3,265
             Network Management Software
   535,000   Ncipher (b)                                                   2,192
             Security Software
--------------------------------------------------------------------------------
                                                                         396,602

             >Switzerland: 8.1%
    14,500   Cie Fin Richemont                                            38,981
             Luxury Goods
     6,250   Julius Baer                                                  34,380
             Private Banking, Brokerage & Mutual Funds
   100,000   Selecta Group                                                24,496
             Vending Machine Owner/Operator
     6,500   Sarasin & Cie Bank                                           20,961
             Private Banking
    40,000   Kuoni Reisen                                                 17,364
             Tour Operator
    10,000   Bachem                                                       17,309
             Peptides
    60,000   Givaudan (b)                                                 15,944
             Industrial Fragrances & Flavors
    20,000   Phoenix Mecano                                               13,333
             Electrical Components Manufacturer
     5,250   Pargesa                                                      10,744
             Industrial & Media Conglomerate
    15,000   Bon Appetit                                                   9,023
             Wholesale Food Distributor and Specialty
             Restaurant/Retailer
--------------------------------------------------------------------------------
                                                                         202,535

             >Italy: 5.8%
 4,500,000   Autogrill                                                    55,540
             Restaurants & Catering for Travelers
 2,500,000   Banca Fideuram                                               34,624
             Life Insurance & Mutual Funds
 3,500,000   Saipem                                                       19,159
             Offshore Construction & Drilling
 1,000,000   Mediolanum                                                   12,785
             Life Insurance & Mutual Funds
   900,000   Gruppo Coin (b)                                              11,871
             Food & Clothing Retailer
   850,000   Class Editori                                                 9,610
             Newspapers & On-Line Financial Data
--------------------------------------------------------------------------------
                                                                         143,589

             >Spain: 2.1%
 1,500,000   Red Electrica                                                14,203
             Spanish Power Grid
   991,500   Aguas de Barcelona                                           12,153
     8,500   Aguas de Barcelona, New Shares                                  104
             Water Utility
   750,000   Prosegur                                                      8,479
             Security Guards
   500,000   Cortefiel                                                     8,338
             Apparel Retailer
   400,000   NH Hoteles (b)                                                4,937
             Business Hotel
   360,000   Zardoya Otis                                                  3,171
             Elevator Manufacturer & Service Provider
    32,000   Abengoa                                                       1,025
             Engineering & Construction Services for
             Infrastructure Projects & Recycling
--------------------------------------------------------------------------------
                                                                          52,410

             >Netherlands: 2.6%
   500,000   Kempen                                                       27,558
             Stock Brokerage/Investment Management
   600,000   Hunter Douglas16,506
             Decorative Window Coverings
   600,000   Buhrmann (b)                                                 16,139
             Office Supplies
   300,000   OCE                                                           4,805
             Manufacturer of High Speed Copiers
--------------------------------------------------------------------------------
                                                                          65,008
                                                                       ---------
Europe: Total                                                          1,277,432

--------------------------------------------------------------------------------
Asia: 17.9%

             >Hong Kong: 4.4%
43,000,000   Li & Fung                                                    78,285
             Sourcing of Consumer Goods
 6,000,000   TVB                                                          31,540
             Television Broadcasting
--------------------------------------------------------------------------------
                                                                         109,825

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Japan: 7.1%
   350,000   Orix                                                       $ 35,037
             Finance Leasing
   200,000   Nintendo                                                     31,429
             Video Game Software & Hardware
    40,000   Bellsystem24                                                 16,073
             Call Centers
   200,000   Konami                                                       14,972
             Video Game Software Developer
   700,000   Olympus Optical                                              12,076
             Medical Equipment & Cameras
   125,000   Hirose Electric                                              12,011
             Electrical Connectors
   300,000   Ryohin Keikaku                                               11,478
             Own Brand Specialty Retailer
    50,000   Rohm                                                          9,478
             Semiconductor Design & Manufacturing
   150,000   Otsuka Kagu                                                   8,779
             Furniture Retailer
   125,000   Aeon Credit Service                                           7,174
             Credit Card Issuer
   110,000   Misumi                                                        6,342
             Distributor of Capital Goods Components
   250,000   Banyu Pharmaceutical                                          5,645
             Ethical Drug Producer
   200,000   Wilson Learning                                               4,193
             Corporate Training
    26,100   Funai Electric                                                1,940
             Consumer Electronics
--------------------------------------------------------------------------------
                                                                         176,627

             >Taiwan: 1.0%
 3,750,000   Advantech                                                    11,889
             Computer Based Industrial Automation
 5,000,000   Systex (b)                                                    6,159
             Systems Integrator & Internet Services
 5,000,000   Chroma Ate                                                    3,548
             Test & Measurement Instruments
 4,000,000   Hitron Technology                                             3,237
             Network Integration & Internet Services
--------------------------------------------------------------------------------
                                                                          24,833

             >South Korea: 1.6%
 1,500,000   S1 Corporation                                               11,995
             Security Services
 2,250,000   Samsung                                                       9,175
             Trading Company
   140,000   Cheil Communications                                          6,873
             Advertising
   250,000   Cheil Jedang                                                  6,037
             Consumer Staples
 2,500,000   Korea Technology Investments                                  4,790
             Venture Capital
--------------------------------------------------------------------------------
                                                                          38,870

             >Singapore: 3.8%
 7,200,000   Venture Manufacturing                                        48,180
             Electronic Manufacturing Services
49,300,000   Star Cruises (b)                                             34,510
             Cruise Line
 2,000,000   Datacraft Asia                                                9,440
             Network Integrator
   455,000   Sembcorp Logistics                                            2,520
             Logistic Services for Marine Transport
--------------------------------------------------------------------------------
                                                                          94,650
                                                                         -------
Asia: Total                                                              444,805

--------------------------------------------------------------------------------
Latin America: 3.2%

             >Mexico: 2.9%
 5,500,000   Corp Interamericana de
             Entretenimiento (b)                                          22,583
             Special Events & Live Entertainment
10,000,000   Wal-Mart de Mexico (b)                                       19,854
             Discount Stores
   350,000   Grupo Televisa (b)                                           15,728
             TV, Radio & Publishing
 9,000,000   Grupo Industrial Bimbo                                       12,630
             Bread, Baked Goods & Snacks
--------------------------------------------------------------------------------
                                                                          70,795

             >Argentina: 0.3%
   443,000   IRSA GDS                                                      7,310
             Real Estate Management & Development
                                                                         -------
Latin America: Total                                                      78,105

--------------------------------------------------------------------------------
Other Countries: 15.4%

             >Australia: 3.7%
 7,000,000   Computershare                                                33,740
   180,000   Computershare Warrants                                          121
             Financial Software/Services
21,100,100   ERG                                                          32,133
             Smart Card Systems for
             Public Transportation
 2,500,000   KeyCorp (b)                                                  12,931
             Smart Card Technology
   500,000   Perpetual Trustees                                            9,517
             Investment Management
 1,400,000   Securenet (b)                                                 3,760
             IT Security Provider
--------------------------------------------------------------------------------
                                                                          92,202

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

             >Canada: 7.1%
   600,000   Celestica (b)                                            $   32,424
             Electronic Manufacturing Services
 1,150,000   Power Financial                                              26,738
             Life Insurance & Mutual Funds
 1,000,000   Corus Entertainment (b)                                      26,019
             CATV Programming & Radio Stations
   500,000   Precision Drilling (b)                                       18,764
             Oil & Gas Well Driller
   400,000   Talisman Energy (b)                                          14,851
             Oil & Gas Producer
   500,000   Canadian Hunter (b)                                          13,710
             Natural Gas Producer
 2,000,000   Mosaic (b)                                                   12,943
             Outsourcing Market Services
   500,000   Penn West Petroleum (b)                                      12,476
             Oil & Gas Producer
   400,000   Canadian Natural Resources (b)                               11,075
             Oil & Gas Producer
   812,000   Bracknell (b)                                                 4,551
             Electrical Contractor & Facilities Management
   500,000   Cinar (b)                                                     2,031
             Children's TV Programming
    60,000   Intrawest                                                     1,191
             Owner/Operator of Ski Resorts
--------------------------------------------------------------------------------
                                                                         176,773

             >Israel: 4.1%
   750,000   Amdocs (b)                                                   49,688
             Telecommunications Billing &
             Customer Care Software
   300,000   Comverse Technology (b)                                      32,588
             Voicemail & Related Systems
   600,000   DSP Group (b)                                                12,628
             DSP Based Semiconductors &
             Intellectual Property
   250,000   Gilat Satellite Network (b)                                   6,375
             Satellite Communications Equipment
--------------------------------------------------------------------------------
                                                                         101,279

             >Russia: 0.2%
    11,416   Khanty Mansiysk (b)                                           4,244
$1,500,000   Khanty Mansiysk 10% Notes
             Due 10/14/02                                                  1,500
             Oil Production in Russia
--------------------------------------------------------------------------------
                                                                           5,744

             >United States: 0.3%
   500,000   MIH (b)                                                       6,500
             Pay-TV & Interactive TV Technology

--------------------------------------------------------------------------------
Other: Total                                                             382,498

Total Common Stocks and Other                                         ----------
  Equity-Like Securities: 88.0%                                        2,182,840
             (Cost: $1,741,532)

Short-Term Obligations: 11.3%

             >Commercial Paper: 6.3%
             Yield 6.25% - 6.54%
             Due 1/02 - 1/08/01
   $37,755   Texaco                                                       37,729
    36,418   Ford Motor Credit                                            36,412
    28,966   Verizon Network Funding                                      28,929
    26,945   Cargill                                                      26,935
    26,223   Nestles                                                      26,209
--------------------------------------------------------------------------------
                                                                         156,214

             >Foreign Time Deposits: 5.0%
             Yield 4.00% - 4.78%
             Due 1/02/01
 107,085 EUR State Street Bank                                           107,085
  15,540 GBP State Street Bank                                            15,540
--------------------------------------------------------------------------------
                                                                         122,625

                                                                      ----------
Total Short-Term Obligations                                             278,839
             (Cost: $278,839)

Total Investments: 99.3%                                               2,461,679
             (Cost: $2,020,371) (a)

Cash and Other Assets Less Liabilities: 0.7%                              17,433
                                                                      ----------
Total Net Assets: 100%                                                $2,479,112
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $2,030,460 and net unrealized appreciation was $431,219 consisting of gross unrealized appreciation of $744,326 and gross unrealized depreciation of $313,107.
(b)   Non-income producing security.
(c) On December 31, 2000, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:
Talentum (Finland) ....................................    9.19%

The aggregate cost and value of these companies at December 31, 2000, was $11,500,000 and $9,257,000, respectively. Investments in affiliate companies represent 0.4% of total net assets at December 31, 2000. Investment activity and income amounts relating to affiliates during the year ended December 31, 2000 were as follows:

            Dividend income                                   --
            Net realized gain or loss                $27,934,000
            Change in unrealized gain or loss       ($34,422,000)

            Purchases                                 $2,943,000
            Proceeds from sales                      $32,963,000

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issuers at December 31, 2000. Therefore, the ending cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2000, $730,008 or 29.4% of the Fund's net assets was denominated in the Euro currency.

--------------------------------------------------------------------------------
                                       I
--------------------------------------------------------------------------------

Liberty Acorn International
      >Portfolio Diversi?cation

At December 31, 2000, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                Value (000)              Percent
--------------------------------------------------------------------------------

>Computer Hardware
Semiconductors                                   $   30,394                 1.2%
Telephone Equipment                                  24,227                 1.0
PCs and Peripherals                                  12,931                 0.5
--------------------------------------------------------------------------------
                                                     67,552                 2.7

>Computer Software
Telephone Related                                    82,275                 3.3
Internet                                             14,238                 0.6
--------------------------------------------------------------------------------
                                                     96,513                 3.9

>Technology Services
Network/SI                                           39,469                 1.6
Full Service                                         37,684                 1.5
Embedded Systems                                     23,627                 0.9
Internet/ Web Consulting                             13,844                 0.6
--------------------------------------------------------------------------------
                                                    114,624                 4.6

>Telecommunications
Cable                                                19,463                 0.8
Alternative Provider                                 12,542                 0.5
Internet Service Providers (ISP)                      6,500                 0.3
--------------------------------------------------------------------------------
                                                     38,505                 1.6
>Broadcasting & Media Content
Radio & TV Broadcasting                              94,942                 3.8
Media Content Providers                              85,216                 3.4
Hybrid Internet                                      52,952                 2.1
Market Research                                      18,614                 0.8
--------------------------------------------------------------------------------
                                                    251,724                10.1

>Health Care
Devices & Consumables                                71,384                 2.9
Services                                             59,318                 2.4
Biotechnology                                        25,411                 1.0
--------------------------------------------------------------------------------
                                                    156,113                 6.3

>Business Services
Business Services                                   252,582                10.2
Business Process Outsourcing                        181,988                 7.3
Logistics                                            50,326                 2.0
Consumer Services                                     4,193                 0.2
--------------------------------------------------------------------------------
                                                    489,089                19.7

>Financials
Asset Management                                    139,825                 5.6
Insurance                                            64,048                 2.6
Lending Institutions                                 42,210                 1.7
Venture Capital                                       4,790                 0.2
--------------------------------------------------------------------------------
                                                    250,873                10.1

>Consumer Goods & Services

Retail Outlets                                      126,728                 5.1
Branded Goods                                        97,742                 4.0
Leisure                                              83,790                 3.4
Distribution/E-Commerce                               8,055                 0.3
--------------------------------------------------------------------------------
                                                    316,315                12.8

>Industrials

Electronic Manufacturing Services                    81,433                 3.3
Goods                                                61,049                 2.5
R&D Design Firms                                     20,602                 0.8
Electronic Manufacturing                             15,436                 0.6
Distribution                                          6,342                 0.3
--------------------------------------------------------------------------------
                                                    184,862                 7.5

>Other Industries

Energy                                              101,833                 4.1
Miscellaneous                                        38,426                 1.6
Utilities                                            37,851                 1.5
Conglomerate                                         25,956                 1.0
Real Estate                                          12,604                 0.5
--------------------------------------------------------------------------------
                                                    216,670                 8.7

Total Common Stocks and                          -------------------------------
  Other Equity-Like Securities:                   2,182,840                88.0

Short-term Obligations:                             278,839                11.3
                                                 -------------------------------
Total Investments:                                2,461,679                99.3

Cash and Other Assets less
  Liabilities:                                       17,433                 0.7
                                                 -------------------------------
Net Assets:                                      $2,479,112               100.0%
================================================================================

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA
      >Major Portfolio Changes in the Fourth Quarter

                                                        Number of Shares
                                                 -------------------------------
                                                    9/30/00             12/31/00

Additions
--------------------------------------------------------------------------------
      Health Care

Edwards Lifesciences                                      0              345,000
Serologicals                                              0              102,400
Steris                                                    0              100,000
Syncor International                                      0               65,000

--------------------------------------------------------------------------------
      Consumer Goods/Services

Borders Group                                             0               65,000
ITT Educational Services                            245,000              303,000

Sales
--------------------------------------------------------------------------------
      Information

Aztec Technology Partners                           635,000                    0
Concord EFS                                         153,500                    0
Ezenia                                              168,400                    0
Perkin Elmer                                         19,000                    0
PRIMEDIA                                            169,000               95,000
Tektronix                                           133,000              213,000
  (Includes effect of a 2 for 1 stock split)
West Teleservices                                    89,000                    0

--------------------------------------------------------------------------------
      Health Care

First Health Group                                  343,000              140,000
Lincare Holdings                                    285,400              169,400

--------------------------------------------------------------------------------
      Finance

Acceptance Insurance                                332,100                    0
Leucadia National                                    93,000               49,000
Neuberger Berman                                     74,700                    0
TCF Financial                                        79,000               10,000
UICI                                                637,700                    0

--------------------------------------------------------------------------------
      Energy/Minerals

Dynegy                                              213,400              128,400

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA
      >Statement of Investments December 31, 2000

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.8%
--------------------------------------------------------------------------------
Information: 35.6%

             >Broadcasting: 2.2%
   333,100   Salem Communications (b)                                    $ 4,976
             Radio Stations for Religious Programming

             >Television Programming: 2.2%
   285,000   Mediacom Communications (b)                                   4,898
             Cable Television Franchises

             >Telecommunications/Wireline
             Communications: 1.0%
    66,000   Commonwealth Telephone (b)                                    2,310
             Rural Phone Franchises & CLEC

             >Mobile Communications: 8.1%
   174,000   Telephone and Data Systems                                   15,660
             Cellular & Telephone Services
   182,700   Comarco                                                       2,466
             Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          18,126

             >Telecommunications Equipment: 0.3%
    97,200   Aspect Communications (b)                                       782
             Call Center Software

             >Computer Services: 1.5%
   155,000   Pomeroy Computer Resources (b)                                2,364
             Network Integration Services
   301,000   RCM Technologies (b)                                          1,091
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                           3,455

             >Business Software: 4.0%
   578,000   JDA Software (b)                                              7,550
             Applications/Software & Services for Retailers
   132,000   Project Software (b)                                          1,417
             Enterprise Maintenance Software
--------------------------------------------------------------------------------
                                                                           8,967

             >Transaction Processors: 4.4%
   268,300   National Data                                                 9,827
             Credit Card & Health Claims Processor

             >Internet: 0.2%
   170,000   Online Resources (b)                                            340
             Internet Banking Technology

             >Business Information/Marketing
             Services: 3.5%
   144,700   CACI International (b)                                        3,330
             Technology Services for Government
   102,800   Getty Images (b)                                              3,290
             Photographs for Publications & Electronic Media
    95,000   PRIMEDIA (b)                                                  1,134
             Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                           7,754

             >Instrumentation: 3.2%
   213,000   Tektronix                                                     7,175
             Analytical Instruments

             >Semiconductors/Related Equipment: 0.7%
    76,100   DSP Group (b)                                                 1,602
             Telecom Semiconductors

             >Computer Hardware/Related Systems: 4.3%
   527,600   Micros Systems (b)                                            9,629
             Information Systems for Restaurants & Hotels
                                                                        --------
             Information:  Total                                          79,841

--------------------------------------------------------------------------------
Heath Care: 15.0%

             >Biotechnology/Drug Delivery: 0.9%
   363,636   Metabolex, Series F (b)                                       2,000
             Drugs for Diabetes

             >Medical Equipment: 3.4%
   345,000   Edwards Lifesciences (b)                                      6,124
             Heart Valves
   100,000   Steris (b)                                                    1,613
             Sterilization Devices
--------------------------------------------------------------------------------
                                                                           7,737

             >Services: 10.7%
   169,400   Lincare Holdings (b)                                          9,666
             Home Health Care Services
   140,000   First Health Group (b)                                        6,519
             PPO Network
   856,100   Magellan Health Services (b)                                  3,799
             Mental Health Services
    65,000   Syncor International                                          2,364
             Nuclear Pharmacy for Radiopharmaceuticals
   102,400   Serologicals (b)                                              1,542
             Blood Collection & Antibody Production
--------------------------------------------------------------------------------
                                                                          23,890
                                                                        --------
             Health Care:  Total                                          33,627

--------------------------------------------------------------------------------
Consumer Goods/Services: 8.0%

             >Consumer Services: 3.6%
   303,000   ITT Educational Services (b)                                  6,666
             Technology Oriented Postsecondary Degree Programs
    43,000   Bally Total Fitness (b)                                       1,456
             National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                           8,122

             >Retail: 4.4%
   395,000   Gadzooks (b)                                                  5,826
             Teen Apparel Retailer
    52,500   Whole Foods Market (b)                                        3,209
             Natural Food Supermarkets
    65,000   Borders Group (b)                                               760
             Bookstores
--------------------------------------------------------------------------------
                                                                           9,795
                                                                        --------
             Consumer Goods/Services:  Total                              17,917

--------------------------------------------------------------------------------
                                       U
--------------------------------------------------------------------------------

Liberty Acorn USA
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance: 12.6%
             >Banks: 2.0%
   126,500   Chittenden                                                 $  3,835
             Vermont & West Massachusetts Bank
    10,000   TCF Financial                                                   446
             Great Lakes Bank
     2,750   Texas Regional Bancshares                                        89
             TexMex Bank
--------------------------------------------------------------------------------
                                                                           4,370

             >Finance Companies: 8.7%
   600,500   AmeriCredit (b)                                              16,364
             Auto Lending
   590,000   World Acceptance (b)                                          3,245
             Personal Loans
--------------------------------------------------------------------------------
                                                                          19,609

             >Money Management: 1.1%
   163,000   Phoenix Investment Partners                                   2,557
             Mutual Fund & Pension Manager

             >Insurance: 0.8%
    49,000   Leucadia National                                             1,736
             Insurance Holding Company
                                                                        --------
             Finance:  Total                                              28,272

--------------------------------------------------------------------------------
Industrial Goods/Services: 4.5%
             >Industrial Goods: 0.3%
   111,400   Advanced Lighting Technologies (b)                              738
             Metal Halide Lighting

             >Industrial Services: 4.2%
   422,500   Wackenhut, Cl. B (b)                                          3,644
             Prison Management
   346,000   Hub Group (b)                                                 3,114
             Truck & Rail Freight Forwarder
   206,900   Insurance Auto Auctions (b)                                   2,483
             Auto Salvage Services
--------------------------------------------------------------------------------
                                                                           9,241
                                                                        --------
             Industrial Goods/Services:  Total                             9,979

--------------------------------------------------------------------------------
Energy/Minerals: 11.9%

             >Oil Services: 1.6%
   371,000   Newpark Resources (b)                                         3,548
             Oilfield Fluid Managment

             >Oil/Gas Producers: 2.5%
   485,800   Tesoro Petroleum (b)                                          5,647
             Oil Refinery/Gas Reserves

             >Distribution/Marketing/Refining: 7.8%
   128,400   Dynegy                                                        7,198
             Natural Gas & Electric Processing,
             Production & Marketing
    83,300   Equitable Resources                                           5,560
             Natural Gas Utility & Producer
   193,000   Atmos Energy                                                  4,704
             Natural Gas Utility
--------------------------------------------------------------------------------
                                                                          17,462
                                                                        --------
             Energy/Minerals:  Total                                      26,657

--------------------------------------------------------------------------------
Other Industries: 5.2%
             >Real Estate: 0.5%
    47,000   The Rouse Company                                             1,199
             Regional Shopping Malls

             >Regulated Utilities: 4.7%
   523,000   Conectiv                                                     10,493
             Electric Utility in New Jersey,
             Delaware & Maryland
                                                                        --------
             Other Industries: Total                                      11,692

                                                                        --------
Total Common Stocks: 92.8%                                               207,985
             (Cost: $197,735)

Short-Term Obligations: 1.1%
             Yield 6.50% Due 1/02/01
    $2,552   American General                                              2,552
             (Amortized Cost: $2,552)

                                                                        --------
Total Investments: 93.9%                                                 210,537
             (Cost: $200,287) (a)

Cash and Other Assets Less Liabilities: 6.1%                              13,711

                                                                        --------
Total Net Assets: 100%                                                  $224,248
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $200,499 and net unrealized appreciation was $10,038, consisting of gross unrealized appreciation of $49,280 and gross unrealized depreciation of $39,242.
(b)   Non-income producing security.

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                        ------------------------
                                                          9/30/00       12/31/00

Additions
--------------------------------------------------------------------------------
      Europe

>Germany
Henkel                                                      8,000         20,000
Rhoen-Klinikum                                             50,000         70,000

>France/Belgium
Gemplus International                                           0        246,200
M6 Metropole TV                                            70,000         86,000

>United Kingdom
BG Group                                                  160,000        500,000
Capita Group                                              450,000        506,000
Dimension Data                                            400,000        520,000
Enterprise Oil                                                  0        225,000
Exel                                                            0         40,000
Hays                                                      600,000        900,000

>Switzerland
Synthes-Stratec                                                 0          2,600

>Italy
Saipem                                                    450,000        700,000

>Netherlands
Fortis                                                          0        270,030

--------------------------------------------------------------------------------
      Asia

>Hong Kong
Li & Fung                                                       0      1,209,000

>Japan
Sky Perfect Communications                                      0          1,007

>Singapore
Venture Manufacturing                                     560,000        643,320

--------------------------------------------------------------------------------
      Other Countries

>Australia
Computershare                                             686,000      1,200,000

>Canada
Celestica                                                  85,000        103,200
Talisman Energy                                           100,000        147,500

Sales
--------------------------------------------------------------------------------
      Europe

>Germany
MobilCom                                                   19,600              0

>Sweden
Modern Times Group                                         65,000         30,000

>United Kingdom
Energis                                                   450,000        200,000
NTL                                                        27,500              0
Sema Group                                                250,000         10,000
WPP Group                                                 170,000              0

>Switzerland
Julius Baer                                                 1,000            800

>Netherlands
ASR Verzekeringsgroep                                      81,010              0

--------------------------------------------------------------------------------
      Other Countries

>Israel
Comverse Technology                                        65,000         49,000
Amdocs                                                     85,000         68,000

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >Statement of Investments December 31, 2000

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 96.5%
--------------------------------------------------------------------------------
Europe: 61.5%

             >Germany: 3.8%
    70,000   Rhoen Klinikum                                              $ 3,944
             Hospital Management
    20,000   Henkel (b)                                                    1,319
             Chemicals, Detergents & Non-Food
             Consumer Brands
--------------------------------------------------------------------------------
                                                                           5,263

             >Finland: 2.9%
   273,650   Comptel                                                       3,957
             Telephone Billing Software

             >Sweden: 3.5%
    95,200   Netcom (b)                                                    3,963
             Telecommunication Services
    30,000   Modern Times Group (b)                                          796
             TV, Newspapers and Electronic Commerce
--------------------------------------------------------------------------------
                                                                           4,759

             >France/Belgium: 6.4%
    40,000   RTL Group (Belgium)                                           3,297
             TV & Radio Broadcaster
    86,000   M6 Metropole TV                                               3,237
             Television Broadcaster
   246,200   Gemplus International                                         2,204
             Smart Cards Products & Solutions
--------------------------------------------------------------------------------
                                                                           8,738

             >United Kingdom/Ireland: 24.6%
   550,000   Irish Life & Permanent (Ireland)                              6,840
             Life Insurance
   900,000   Hays                                                          5,194
             Outsourcing Services
   150,000   Logica                                                        3,856
             Computer Software & Services
   506,000   Capita Group                                                  3,783
             Outsourcing Services
   520,000   Dimension Data (b)                                            3,576
             Networks & Computer Services
   405,000   Serco Group                                                   3,239
             Facilities Management
   500,000   BG Group                                                      2,041
             Natural Gas Producer & Distributor
   225,000   Enterprise Oil                                                1,907
             Oil & Gas Producers
   200,000   SSL International                                             1,495
             Medical & Footcare Products
   200,000   Energis (b)                                                   1,334
             Telecommunication Services
    40,000   Exel                                                            568
             Freight Forwarding Logistics
    10,000   Sema Group                                                       44
             Computer Software & Services
--------------------------------------------------------------------------------
                                                                          33,877

             >Switzerland: 7.3%
       800   Julius Baer Holding                                           4,401
             Private Banking, Brokerage & Mutual Funds
       800   Cie Fin Richemont                                             2,151
             Luxury Goods, Tobacco & Pay TV
     2,600   Synthes-Stratec                                               1,930
             Products for Orthopedic Surgery
       800   Pargesa Holdings                                              1,563
             Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                                          10,045

             >Italy: 6.6%
   700,000   Saipem                                                        3,832
             Offshore Construction & Drilling
   269,000   Banca Fideuram                                                3,725
             Life Insurance & Mutual Funds
   180,000   Editoriale L'Espresso                                         1,564
             Newspapers & Magazines Publisher
--------------------------------------------------------------------------------
                                                                           9,121

             >Netherlands: 6.4%
   270,030   Fortis (b)                                                    8,803
             Financial Services Conglomerate
                                                                         -------
             Europe: Total                                                84,563

--------------------------------------------------------------------------------
Asia: 12.6%

             >Hong Kong: 1.6%
 1,209,000   Li & Fung                                                     2,201
             Sourcing of Consumer Goods

             >Japan: 4.5%
    28,200   Orix                                                          2,823
             Finance Leasing
    31,700   Oriental Land                                                 2,118
             Disney Theme Park Operator
     1,007   Sky Perfect Communications (b)                                1,319
             Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                                           6,260

             >Taiwan: 0.9%
   150,000   United Microelectronics (b)                                   1,238
             Semiconductor Foundry

             >Singapore: 5.6%
   643,320   Venture Manufacturing                                         4,305
             Electronic Manufacturing Services
 4,800,000   Star Cruises (b)                                              3,360
             Cruise Line
--------------------------------------------------------------------------------
                                                                           7,665
                                                                         -------
             Asia: Total                                                  17,364

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >Statement of Investments, continued

Number of Shares                                                    Value (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Countries: 22.4%

             >Australia: 7.2%
 1,200,000   Computershare                                             $  5,784
    55,000   Computershare Warrants                                          37
             Financial Software/Services
 2,700,000   ERG                                                          4,131
             Smart Card Systems for Public Transportation
-------------------------------------------------------------------------------
                                                                          9,952

             >Canada: 8.0%
   103,200   Celestica (b)                                                5,577
             Electronic Manufacturing Services
   147,500   Talisman Energy (b)                                          5,476
             Oil & Gas Producer
-------------------------------------------------------------------------------
                                                                         11,053

             >Israel: 7.2%
    49,000   Comverse Technology (b)                                      5,323
             Voicemail & Related Systems
    68,000   Amdocs (b)                                                   4,505
             Telecommunications Billing &
             Customer Care Software
-------------------------------------------------------------------------------
                                                                          9,828

                                                                       --------
             Other: Total                                                30,833

                                                                       --------
Total Common Stocks: 96.5%                                              132,760
             (Cost: $124,881)

Principal Amount                                                    Value (000)
-------------------------------------------------------------------------------

Short-Term Obligations: 5.3%

             Yield 6.40% - 6.50% Due 1/2/01
    $5,502   American General                                          $  5,501
     1,813   General Electric                                             1,813
-------------------------------------------------------------------------------
             (Amortized Cost: $7,314)                                     7,314

                                                                       --------
Total Investments: 101.8%                                               140,074
             (Cost: $132,195) (a)

Cash and Other Assets Less Liabilities: (1.8%)                           (2,428)

                                                                       --------
Total Net Assets - 100%                                                $137,646
===============================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $132,915 and net unrealized appreciation was $7,159, consisting of gross unrealized appreciation of $24,730 and gross unrealized depreciation of $17,571.
(b)   Non-income producing security.
(c) At December 31, 2000, $42,722 or 31.0% of the Fund's net assets was denominated in Euro currency.

--------------------------------------------------------------------------------
                                      F40
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
      >Portfolio Diversification

At December 31, 2000, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                Value (000)              Percent
--------------------------------------------------------------------------------

>Computer Related Hardware
Contract Manufacturing                            $   9,882                 7.2%
Computer Hardware and
  Related Equipment                                   2,204                 1.6
Semiconductors and Related
  Equipment                                           1,237                 0.9
--------------------------------------------------------------------------------
                                                     13,323                 9.7

>Software & Services
Business Software                                    12,318                 9.0
Transaction Processor                                 9,952                 7.2
Computer Services                                     3,620                 2.6
Publishing                                            1,564                 1.1
--------------------------------------------------------------------------------
                                                     27,454                19.9

>Media
TV Broadcasting                                       7,331                 5.3
Satellite Broadcasting and
  Services                                            1,319                 1.0
--------------------------------------------------------------------------------
                                                      8,650                 6.3

>Telecommunications
Telecommunications Equipment                          5,323                 3.9
Telephone Services                                    5,297                 3.8
--------------------------------------------------------------------------------
                                                     10,620                 7.7
>Health Care
Hospital Management                                   3,944                 2.9
Medical Equipment                                     1,930                 1.4
Pharmaceuticals                                       1,495                 1.1
--------------------------------------------------------------------------------
                                                      7,369                 5.4

>Industrial Goods
Outsourcing Services                                 14,417                10.5
--------------------------------------------------------------------------------
                                                     14,417                10.5

>Consumer Goods & Services
Nondurables                                           3,470                 2.5
Cruise Lines                                          3,360                 2.5
Entertainment                                         2,118                 1.5
--------------------------------------------------------------------------------
                                                      8,948                 6.5

>Energy & Minerals
Oil & Gas Producers                                   9,424                 6.8
Oil Services                                          3,832                 2.8
--------------------------------------------------------------------------------
                                                     13,256                 9.6

>Finance
Insurance                                            15,643                11.4
Money Management                                      8,126                 5.9
Other Finance Companies                               2,823                 2.1
Closed End Funds                                      1,563                 1.1
--------------------------------------------------------------------------------
                                                     28,155                20.5

>Other
Transportation                                          568                 0.4
--------------------------------------------------------------------------------
                                                        568                 0.4

                                                  ------------------------------
Total Common Stocks:                                132,760                96.5

Short-term Obligations:                               7,314                 5.3

                                                  ------------------------------
Total Investments:                                  140,074               101.8

Cash and Other Assets less
  Liabilities:                                       (2,428)               (1.8)

                                                  ------------------------------
Net Assets:                                       $ 137,646                 100%
================================================================================

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty
      >Major Portfolio Changes in the Fourth Quarter

                                                           Number of Shares
                                                       -------------------------
                                                       9/30/00          12/31/00


Additions
--------------------------------------------------------------------------------
      Information

Getty Images                                            65,000            83,000
Jabil Circuit                                           60,000            80,000
Liberty Media Group, AT&T                               90,000           150,000
Telephone and Data Systems                              18,000            38,000
Tribune                                                      0            55,000

--------------------------------------------------------------------------------
     Health Care
Boston Scientific                                      120,000           265,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Callaway Golf                                                0           100,000

Sales
--------------------------------------------------------------------------------
      Information

Reynolds & Reynolds                                    132,600                 0

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty
      >Statement of Investments December 31, 2000

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 94.1%
--------------------------------------------------------------------------------
Information: 36.6%

             >Television Programming: 2.7%
   150,000   Liberty Media Group, AT&T (b)                               $ 2,034
             Cable & Satellite Programming

             >Telecommunications/Wireline
             Communications: 1.6%
    84,000   McLeod USA                                                    1,187
             Super Regional CLEC:  Local, Long
             Distance & Internet Services

             >Instrumentation: 12.6%
   130,000   Tektronix                                                     4,379
             Analytical Instruments
    25,000   Perkin Elmer                                                  2,625
             Analytical Instruments for Biotech, Telecom
    30,000   Waters (b)                                                    2,505
             Chromatography, Mass Spectrometry,
             Thermal Analysis
--------------------------------------------------------------------------------
                                                                           9,509

             >Mobile Communications: 4.6%
    38,000   Telephone and Data Systems                                    3,420
             Cellular & Telephone Services

             >Contract Manufacturing: 2.7%
    80,000   Jabil Circuit (b)                                             2,030
             Electronic Manufacturing Services

             >Business Software: 1.8%
    75,000   JD Edwards (b)                                                1,336
             Mid Market ERP Software

             >Publishing: 3.1%
    55,000   Tribune                                                       2,324
             Publishing & Media

             >Business Information: 7.5%
    73,000   H&R Block                                                     3,020
             Tax Preparation
    83,000   Getty Images (b)                                              2,656
             Photographs for Publications & Electronic Media
--------------------------------------------------------------------------------
                                                                           5,676

                                                                        --------
             Information: Total                                           27,516

--------------------------------------------------------------------------------
Health Care: 15.0%

             >Medical Equipment: 4.8%
   265,000   Boston Scientific (b)                                         3,627
             Stents & Catheters

             >Hospital/Laboratory Supplies: 4.0%
    82,200   Techne (b)                                                    2,964
             Cytokines, Antibodies, Other Reagents
             for Life Sciences

             >Services: 6.2%
   100,000   First Health Group (b)                                        4,656
             PPO Network

                                                                        --------
             Health Care: Total                                           11,247

--------------------------------------------------------------------------------
Consumer Goods/Services: 15.7%

             >Leisure Vehicles: 3.9%
    74,000   Harley-Davidson                                               2,942
             Motorcycles & Related Merchandise

             >Retail: 2.5%
   100,000   Callaway Golf                                                 1,863
             Premium Golf Clubs & Balls

             >Furniture & Manufacturers: 9.3%
   125,000   Herman Miller                                                 3,594
             Office Furniture
   105,000   Jones Apparel (b)                                             3,380
             Women's Apparel
--------------------------------------------------------------------------------
                                                                           6,974

                                                                        --------
             Consumer Goods/Services: Total                               11,779

--------------------------------------------------------------------------------
Finance: 14.6%

             >Banks: 4.2%
    70,000   TCF Financial                                                 3,119
             Great Lakes Bank

             >Money Management: 10.4%
    70,000   SEI Investments                                               7,840
             Mutual Fund Administration &
             Investment Management

                                                                        --------
             Finance: Total                                               10,959

--------------------------------------------------------------------------------
Industrial Goods/Services: 3.2%

             >Logistics: 3.2%
    45,000   Expeditors International of Washington                        2,416
             International Freight Forwarder

                                                                        --------
             Industrial Goods/Services: Total                              2,416

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

Liberty Acorn Twenty
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
Energy/Minerals: 8.8%

             >Oil Refining/Marketing/Distribution: 6.0%
    80,000   Dynegy                                                      $ 4,485
             Natural Gas & Electric Processing,
             Production & Marketing

             >Oil & Gas Producers: 2.8%
    35,000   Devon Energy                                                  2,134
             Oil & Gas Producer

                                                                         -------
             Energy/Minerals: Total                                        6,619

                                                                         -------
Total Common Stocks: 93.9%                                                70,536
             (Cost: $53,600)

Short-Term Obligations: 5.3%
             Yield 6.25% - 6.40%
             Due 1/02 - 1/03/01
     2,008   American General                                              2,007
     2,007   General Electric                                              2,007
--------------------------------------------------------------------------------
             (Amortized Cost:  $4,014)                                     4,014

                                                                         -------
Total Investments: 99.2%                                                  74,550
             (Cost: $57,614) (a)

Cash and Other Assets Less Liabilities: 0.8%                                 586

                                                                         -------
Total Net Assets: 100%                                                   $75,136
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2000, for federal income tax purposes cost of investments was $57,614 and net unrealized appreciation was $16,936, consisting of gross unrealized appreciation of $19,740 and gross unrealized depreciation of $2,804.

(b)   Non-income producing security.

--------------------------------------------------------------------------------
                       A      I      U      F40      20
--------------------------------------------------------------------------------

Acorn Family of Funds
      >Statements of Assets and Liabilities

                                                   Acorn                Acorn             Acorn           Acorn            Acorn
(in thousands)                                      Fund            International          USA         Foreign Forty       Twenty
------------------------------------------------------------------------------------------------------------------------------------
12/31/00
Assets
Investments, at value (cost: Acorn Fund
  $2,644,865; Acorn International $2,020,371;
  Acorn USA $200,287; Acorn Foreign Forty
  $132,195; Acorn Twenty $57,614)                $4,023,653           $2,461,679        $  210,537       $  140,074       $   74,550
Foreign currency
  (cost:  Acorn Fund $2,831;
    Acorn International $69,976;
    Acorn Foreign Forty $3,828)                       2,873               69,508                --            3,789               --
Cash                                                      1                   --                 1                1               --
Net unrealized appreciation on
  foreign forward currency contracts                     --                1,038                --               --               --
Receivable for:
  Securities sold                                     2,931               12,968            24,225               --               --
  Fund shares sold                                    8,493                8,444               314            1,224            1,576
  Dividends and interest                              2,455                1,945                --               56               26
  Other assets                                          491                4,372                75               --              357
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                    4,040,897            2,559,954           235,152          145,144           76,509
Liabilities and Net Assets
Foreign currency (cost: Acorn Fund $10;
  Acorn International Fund $21,367)                      10               22,209                --               --               --
Payable for:
  Securities purchased                                7,051               44,328            10,510            6,951               --
  Fund shares redeemed                                6,144               12,910               166              450            1,291
Accrued:
  Management fee                                         --                   --                --                1               --
  Administration fee                                      1                   --                --               --               --
  12b-1 service & distribution fee                        2                    1                --               --               --
  Transfer agent fee                                    292                  327                47               20               28
  Other                                               1,269                1,067               181               76               54
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                  14,769               80,842            10,904            7,498            1,373
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                       $4,026,128           $2,479,112        $  224,248       $  137,646       $   75,136
====================================================================================================================================
Pricing of Shares
Net asset value and redemption price
  per share - Class A (a)                            $17.19               $23.84            $14.88           $17.15          $14.12
                                             ($18,252/1,062)        ($10,323/433)         ($798/54)     ($3,172/185)    ($3,267/231)
Maximum offering price per share -
  Class A (b)                                        $18.24               $25.29            $15.79           $18.20          $14.98
                                              ($17.19/.9425)       ($23.84/.9425)    ($14.88/.9425)   ($17.15/.9425)  ($14.12/.9425)
Net asset value and offering price
  per share - Class B (a)                            $17.17               $23.81            $14.87           $17.13          $14.10
                                               ($15,951/929)         ($5,675/238)         ($685/46)      ($1,551/91)    ($4,249/301)
Net asset value and offering price
  per share - Class C (a)                            $17.17               $23.81            $14.87           $17.14          $14.10
                                                ($8,510/496)         ($3,965/167)         ($347/23)     ($3,399/198)     ($1,070/76)
Net asset value, offering price and
  redemption price per share -
  Class Z                                            $17.21               $23.85            $14.90           $17.15          $14.13
                                        ($3,983,415/231,423) ($2,459,149/103,112) ($222,418/14,930) ($129,524/7,552) ($66,550/4,710)
====================================================================================================================================
Analysis of Net Assets

Paid-in capital                                  $2,583,620           $2,010,623          $217,298         $129,806          $58,208
Accumulated net realized gain (loss) on
  sales of investments, futures and foreign
  currency transactions                              63,708               36,030            (3,258)             145              (2)
Net unrealized appreciation of investments
  and other assets (net of unrealized
  PFIC gains of $8,026 for Acorn International
  and $385 for Acorn Foreign Forty)               1,378,800              432,791            10,250            7,619          16,936
Undistributed net investment income (loss)               --                 (332)              (42)              76              (6)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares
  outstanding                                    $4,026,128           $2,479,112          $224,248         $137,646         $75,136
====================================================================================================================================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements

--------------------------------------------------------------------------------
                       A      I      U      F40      20
--------------------------------------------------------------------------------

Acorn Family of Funds
      >Statements of Operations

                                                                                                           Acorn
                                                                        Acorn Fund                     International
                                                                      Year           Year              Year             Year
(in thousands)                                                ended 12/31,   ended 12/31,      ended 12/31,     ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                      2000           1999              2000             1999
Investment Income:
  Dividends                                                      $  33,918     $   34,159       $    18,915       $   20,878
  Interest                                                          20,238         11,416            15,040            4,883
-----------------------------------------------------------------------------------------------------------------------------
                                                                    54,156         45,575            33,955           25,761
  Foreign taxes withheld                                              (222)          (330)           (2,145)          (2,094)
-----------------------------------------------------------------------------------------------------------------------------
    Total investment income                                         53,934         45,245            31,810           23,667
Expenses:
  Investment advisory                                               26,750         23,437            23,515           15,668
  Administration                                                     1,958          1,699             1,484              961
  12b-1 Service & Distribution fees                                     26             --                12               --
  Custodian                                                          1,063            875             3,648            2,321
  Transfer and dividend disbursing agent                             1,339          1,312             1,344            1,380
  Reports to shareholders                                              521            448               509              446
  Legal and audit                                                      268            229               175              136
  Registration and blue sky                                             61             64               105               58
  Trustees' and other                                                  668            683               538              399
-----------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                  32,654         28,747            31,330           21,369
  Less custodian fees paid indirectly                                  (23)            --               (36)              --
  Less reimbursement of expenses by advisor                             --             --                --               --
-----------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                      32,631         28,747            31,294           21,369
Net investment income (loss)                                        21,303         16,498               516            2,298
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures and Foreign Currency Transactions:
  Net realized gain (loss) on sales of investments                 510,269        915,362           484,818          205,354
  Net realized gain (loss) on foreign currency transactions            (66)          (110)           11,862            1,133
  Net realized loss on futures                                        (315)        (6,918)               --             (403)
  Change in net unrealized appreciation of
    investments and foreign currency transactions                 (159,291)        92,272        (1,142,570)       1,054,166
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                        350,597      1,000,606          (645,890)       1,260,250
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $ 371,900     $1,017,104       $  (645,374)      $1,262,548
=============================================================================================================================

                                                                                                  Acorn
                                                                       Acorn USA              Foreign Forty         Acorn Twenty
                                                                     Year        Year         Year        Year      Year       Year
                                                                    ended       ended        ended       ended     ended      ended
(in thousands)                                                     12,31,      12/31,       12/31,      12/31,    12/31,     12/31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     2000        1999         2000        1999      2000       1999
Investment Income:
  Dividends                                                      $  1,333     $ 2,223     $  1,035     $   459    $  298    $   280
  Interest                                                          1,192       1,259          362         158       225        130
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2,525       3,482        1,397         617       523        410
  Foreign taxes withheld                                               --          --         (120)        (42)       --         --
-----------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                         2,525       3,482        1,277         575       523        410
Expenses:
  Investment advisory                                               2,844       2,805        1,334         426       585        503
  Administration                                                      152         150           70          22        33         28
  12b-1 Service & Distribution fees                                     2          --            5          --         6         --
  Custodian                                                            45          43          215          85        13         12
  Transfer and dividend disbursing agent                              189         218          113          60       123        105
  Reports to shareholders                                              66          95           44          53        48         75
  Legal and audit                                                      53          41           32          29        28         29
  Registration and blue sky                                            50          26           42          25        32         20
  Trustees' and other                                                  96          85           24           6        11         17
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                  3,497       3,463        1,879         706       879        789
  Less custodian fees paid indirectly                                  (4)         (6)          (7)        (13)      (12)       (11)
  Less reimbursement of expenses by advisor                            --          --           --         (42)       --        (23)
-----------------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                      3,493       3,457        1,872         651       867        755
Net investment income (loss)                                         (968)         25         (595)        (76)     (344)      (345)
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures and Foreign Currency Transactions:
  Net realized gain (loss) on sales of investments                 (2,868)     38,768        5,742         792     1,280      5,015
  Net realized gain (loss) on foreign currency transactions            --          --           48          --        --         --
  Net realized loss on futures                                         --          --           --          --        --         --
  Change in net unrealized appreciation of
    investments and foreign currency transactions                 (37,432)     30,941      (30,276)     36,932     5,498      8,906
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                       (40,300)     69,709      (24,486)     37,724     6,778     13,921
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(41,268)    $69,734     $(25,081)    $37,648    $6,434    $13,576
===================================================================================================================================

See accompanying notes to financial statements


                                     40 & 41

--------------------------------------------------------------------------------
                       A      I      U      F40      20
--------------------------------------------------------------------------------

Acorn Family of Funds
      >Statements of Changes in Net Assets

                                                                                                             Acorn
                                                                       Acorn Fund                         International
                                                               Year             Year              Year              Year
(in thousands)                                                 ended 12/31,     ended 12/31,      ended 12/31,      ended 12/31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                     2000              1999              2000              1999
From Operations:
  Net investment income (loss)                                 $   21,303       $    16,498       $       516       $     2,298
  Net realized gain (loss) on sales of investments,
    futures and foreign currency transactions                     509,888           908,334           496,680           206,084
  Change in net unrealized appreciation of
    investments and foreign currency transactions                (159,291)           92,272        (1,142,570)        1,054,166
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                                   371,900         1,017,104          (645,374)        1,262,548
Distributions to Shareholders From:
  Net investment income - Class A                                     (13)               --                --                --
  Net realized gain - Class A                                        (386)               --              (293)               --
  Net investment income - Class B                                     (16)               --                --                --
  Net realized gain - Class B                                        (470)               --              (212)               --
  Net investment income - Class C                                      (7)               --                --                --
  Net realized gain - Class C                                        (207)               --              (135)               --
  Net investment income - Class Z                                 (23,731)          (16,501)          (57,949)          (16,992)
  Net realized gain - Class Z                                    (604,477)         (638,460)         (377,896)         (119,344)
  In excess of net investment income -- Class Z                        --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                          (629,307)         (654,961)         (436,485)         (136,336)
From Fund Share Transactions (a):
  Reinvestment of dividends and capital
    gain distributions - Class A                                      386                --               281                --
  Proceeds from other shares sold - Class A                        18,736                --            22,009                --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   19,122                --            22,290                --
  Payments for shares redeemed - Class A                           (1,351)               --           (11,648)               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   17,771                --            10,642                --
  Reinvestment of dividends and capital
    gain distributions - Class B                                      424                --               193                --
  Proceeds from other shares sold - Class B                        15,388                --             5,846                --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   15,812                --             6,039                --
  Payments for shares redeemed - Class B                             (224)               --               (53)               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   15,588                --             5,986                --
  Reinvestment of dividends and capital
    gain distributions - Class C                                      186                --               105                --
  Proceeds from other shares sold - Class C                         8,646                --             6,240                --
--------------------------------------------------------------------------------------------------------------------------------
                                                                    8,832                --             6,345                --
  Payments for shares redeemed - Class C                             (588)               --            (2,205)               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                    8,244                --             4,140                --
  Reinvestment of dividends and capital
    gain distributions - Class Z                                  570,322           586,161           402,800           128,048
  Proceeds from other shares sold - Class Z                       679,209           346,317         1,638,922           648,562
--------------------------------------------------------------------------------------------------------------------------------
                                                                1,249,531           932,478         2,041,722           776,610
  Payments for shares redeemed - Class Z                         (928,438)         (923,243)       (1,369,722)         (760,116)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  321,093             9,235           672,000            16,494
--------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from
        Fund share transactions                                   362,696             9,235           692,768            16,494
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           105,289           371,378          (389,091)        1,142,706
Net Assets:
  Beginning of period                                           3,920,839         3,549,461         2,868,203         1,725,497
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                                $4,026,128       $ 3,920,839       $ 2,479,112       $ 2,868,203
================================================================================================================================
Undistributed Net Investment Income (Loss)                             --       $     2,528       $      (332)      $    54,598
================================================================================================================================

                                                                                           Acorn
                                                               Acorn USA                Foreign Forty             Acorn Twenty
                                                          Year          Year         Year          Year         Year       Year
                                                          ended         ended        ended         ended        ended      ended
(in thousands)                                            12/31,        12/31,       12/31,        12/31,       12/31,     12/31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                               2000         1999          2000         1999        2000        1999
From Operations:
  Net investment income (loss)                            $    (968)    $     25     $    (595)    $    (76)    $  (344)   $   (345)
  Net realized gain (loss) on sales of investments,
    futures and foreign currency transactions                (2,868)      38,768         5,790          792       1,280       5,015
  Change in net unrealized appreciation of
    investments and foreign currency transactions           (37,432)      30,941       (30,276)      36,932       5,498       8,906
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                             (41,268)      69,734       (25,081)      37,648       6,434      13,576
Distributions to Shareholders From:
  Net investment income - Class A                                --           --            --           --          --          --
  Net realized gain - Class A                                    --           --            --           --         (11)         --
  Net investment income - Class B                                --           --            --           --          --          --
  Net realized gain - Class B                                    --           --            --           --         (18)         --
  Net investment income - Class C                                --           --            --           --          --          --
  Net realized gain - Class C                                    --           --            --           --          (6)         --
  Net investment income - Class Z                              (150)          --          (221)          --          --          --
  Net realized gain - Class Z                                (7,066)     (28,268)         (765)         (99)     (4,826)       (705)
  In excess of net investment income -- Class Z                  --           --           (43)          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                      (7,216)     (28,268)       (1,029)         (99)     (4,861)       (705)
From Fund Share Transactions (a):
  Reinvestment of dividends and capital
    gain distributions - Class A                                 --           --            --           --           9          --
  Proceeds from other shares sold - Class A                     824           --         3,394           --       3,774          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                824           --         3,394           --       3,783          --
  Payments for shares redeemed - Class A                        (81)          --          (142)          --        (585)         --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                743           --         3,252           --       3,198
  Reinvestment of dividends and capital
    gain distributions - Class B                                 --           --            --           --          19          --
  Proceeds from other shares sold - Class B                   1,145           --         1,583           --       4,172          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                              1,145           --         1,583           --       4,191          --
  Payments for shares redeemed - Class B                       (474)          --           (24)          --         (16)         --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                671           --         1,559           --       4,175          --
  Reinvestment of dividends and capital
    gain distributions - Class C                                 --           --            --           --           5          --
  Proceeds from other shares sold - Class C                     670           --         3,545           --       1,053          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                670           --         3,545           --       1,058          --
  Payments for shares redeemed - Class C                       (352)          --          (201)          --          (3)         --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                318           --         3,344           --       1,055          --
  Reinvestment of dividends and capital
  gain distributions - Class Z                                7,066       25,972           971           94       4,613         658
  Proceeds from other shares sold - Class Z                  92,331      118,916       258,241       66,325      16,851      34,563
-----------------------------------------------------------------------------------------------------------------------------------
                                                             99,397      144,888       259,212       66,419      21,464      35,221
  Payments for shares redeemed - Class Z                   (199,825)     (95,877)     (210,962)     (12,402)     24,799)    (13,346)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           (100,428)      49,011        48,250       54,017      (3,335)     21,875
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from
        Fund share transactions                             (98,696)      49,011        56,405       54,017       5,093      21,875
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (147,180)      90,477        30,295       91,566       6,666      34,746
Net Assets:
  Beginning of period                                       371,428      280,951       107,351       15,785      68,470      33,724
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                           $ 224,248     $371,428     $ 137,646     $107,351     $75,136    $ 68,470
===================================================================================================================================
Undistributed Net Investment Income (Loss)                $     (42)    $     25     $      76     $    219     $    (6)   $     --
===================================================================================================================================

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     42 & 43

--------------------------------------------------------------------------------
                       A      I      U      F40      20
--------------------------------------------------------------------------------

Acorn Family of Funds
      >Statements of Changes in Net Assets continued

                                                                                                    Acorn
                                                                       Acorn Fund               International
                                                               Year          Year          Year          Year
(in thousands)                                                 ended 12/31,  ended 12/31,  ended 12/31,  ended 12/31,
---------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999          2000          1999
Number of Fund Shares (a)
  Shares issued in reinvestment and capital gains
    distributions - Class A                                         24            --            11            --
  Shares sold - Class A                                          1,120            --           903            --
---------------------------------------------------------------------------------------------------------------------
                                                                 1,144            --           914            --
  Less shares redeemed - Class A                                   (82)           --          (481)           --
---------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class A                   1,062            --           433            --

  Shares issued in reinvestment and capital gains
    distributions - Class B                                         27            --             8            --
  Shares sold - Class B                                            916            --           232            --
---------------------------------------------------------------------------------------------------------------------
                                                                   943            --           240            --
  Less shares redeemed - Class B                                   (14)           --            (2)           --
---------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class B                     929            --           238            --

  Shares issued in reinvestment and capital gains
    distributions - Class C                                         13            --             5            --
  Shares sold - Class C                                            519            --           249            --
---------------------------------------------------------------------------------------------------------------------
                                                                   532            --           254            --
  Less shares redeemed - Class C                                   (36)           --           (87)           --
---------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class C                     496            --           167            --

  Shares issued in reinvestment and capital gains
    distributions - Class Z                                     34,165        19,615        15,422        25,580
  Shares sold - Class Z                                         37,462        33,973        49,035         4,028
---------------------------------------------------------------------------------------------------------------------
                                                                71,627        53,588        64,457        29,608
  Less shares redeemed - Class Z                               (51,822)      (52,676)      (42,523)      (31,304)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding - Class Z       19,805           912        21,934        (1,696)

                                                                                             Acorn
                                                                  Acorn USA               Foreign Forty            Acorn Twenty
                                                             Year          Year        Year           Year       Year        Year
                                                             ended         ended       ended          ended      ended       ended
(in thousands)                                               12/31,        12/31,      12/31,         12/31,     12/31,      12/31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                2000         1999         2000         1999        2000        1999
Number of Fund Shares (a)
  Shares issued in reinvestment and capital gains
    distributions - Class A                                       --           --           --           --           1          --
  Shares sold - Class A                                           59           --          193           --         272          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  59           --          193           --         273          --
  Less shares redeemed - Class A                                  (5)          --           (8)          --         (42)         --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class A                    54           --          185           --         231          --

  Shares issued in reinvestment and capital gains
    distributions - Class B                                       --           --           --           --           1          --
  Shares sold - Class B                                           81           --           92           --         301          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  81           --           92           --         302          --
  Less shares redeemed - Class B                                 (35)          --           (1)          --          (1)         --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class B                    46           --           91           --         301          --

  Shares issued in reinvestment and capital gains
    distributions - Class C                                       --           --           --           --           1          --
  Shares sold - Class C                                           48           --          210           --          76          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  48           --          210           --          77          --
  Less shares redeemed - Class C                                 (25)          --          (12)          --          (1)         --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in shares outstanding - Class C                    23           --          198           --          76          --

  Shares issued in reinvestment and capital gains
    distributions - Class Z                                      509        7,922           48        4,836         346       2,862
  Shares sold - Class Z                                        6,133        1,645       12,956            7       1,239          51
-----------------------------------------------------------------------------------------------------------------------------------
                                                               6,642        9,567       13,004        4,843       1,585       2,913
  Less shares redeemed - Class Z                             (13,882)      (6,383)     (10,839)        (891)     (1,871)     (1,067)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding - Class Z     (7,240)       3,184        2,165        3,952        (286)      1,846

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     44 & 45

--------------------------------------------------------------------------------
                       A      I      U      F40      20
--------------------------------------------------------------------------------

Acorn Family of Funds
      >Financial Highlights

                                                                                   Years
Acorn Fund                                                           Class Z       ended 12/31,
------------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                           2000          1999          1998          1997          1996
Net Asset Value, beginning of year                                   $18.53        $16.85        $16.99        $15.04        $13.60
Income From Investment Operations
  Net investment income                                                 .10           .09           .04           .15           .09
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures                                       1.55          5.22           .91          3.57          2.93
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     1.65          5.31           .95          3.72          3.02
Less Distributions

  Dividends from net investment income                                 (.12)         (.09)         (.03)        (0.16)         (.11)
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                          (2.85)        (3.54)        (1.06)        (1.61)        (1.47)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (2.97)        (3.63)        (1.09)        (1.77)        (1.58)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                         $17.21        $18.53        $16.85        $16.99        $15.04
====================================================================================================================================
Total Return                                                          10.06%         33.4%          6.0%         25.0%         22.6%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                               .83%          .85%          .84%          .56%          .57%
  Ratio of net investment income to average net assets                  .55%          .49%          .30%          .75%          .53%
  Portfolio turnover rate                                                29%           34%           24%           32%           33%
  Net assets at end of period (in millions)                          $3,983        $3,921        $3,549        $3,681        $2,842

Acorn Fund
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                           1995          1994          1993          1992          1991
Net Asset Value, beginning of year                                   $12.24        $13.95        $11.06        $ 9.32        $ 6.51
Income From Investment Operations
  Net investment income                                                 .11           .06           .04           .07           .11
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures                                       2.42         (1.10)         3.50          2.16          2.95
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     2.53         (1.04)         3.54          2.23          3.06
Less Distributions

  Dividends from net investment income                                 (.09)         (.11)         (.06)         (.08)         (.10)
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                          (1.08)         (.56)         (.59)         (.41)         (.15)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (1.17)         (.67)         (.65)         (.49)         (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                         $13.60        $12.24        $13.95        $11.06        $ 9.32
===================================================================================================================================
Total Return                                                           20.8%         (7.4%)        32.3%         24.2%         47.3%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                               .57%          .62%          .65%          .67%          .72%
  Ratio of net investment income to average net assets                  .89%          .55%          .30%          .72%         1.30%
  Portfolio turnover rate                                                29%           18%           20%           25%           25%
  Net assets at end of period (in millions)                          $2,399        $1,983        $2,035        $1,449        $1,150

Federal Income Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund earned $695,871,137 of long term capital gains. 64% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.

                                                                                   Years
Acorn International                                                 Class Z        ended 12/31,
------------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                           2000          1999          1998          1997          1996
Net Asset Value, beginning of period                                $ 35.33        $20.82        $18.39        $19.61        $16.59
Income From Investment Operations
  Net investment income (loss)                                          .01           .83           .17           .40           .13
  Net realized and unrealized gain (loss) on investments              (6.73)        15.45          2.68          (.34)         3.29
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                    (6.72)        16.28          2.85           .06          3.42
Less Distributions
  Dividends from net investment income                                 (.66)         (.22)         (.15)         (.38)         (.12)
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                          (4.10)        (1.55)         (.27)         (.90)         (.28)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (4.76)        (1.77)         (.42)        (1.28)         (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                      $ 23.85        $35.33        $20.82        $18.39        $19.61
====================================================================================================================================
Total Return (a)                                                     (20.02%)        79.2%         15.4%          0.2%         20.7%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                              1.05%         1.11%         1.12%         1.19%         1.17%
  Ratio of net investment income (loss) to average net assets           .02%          .12%          .86%          .58%          .51%
  Portfolio turnover rate                                                63%           46%           37%           39%           34%
  Net assets at end of period (in millions)                         $ 2,459        $2,868        $1,725        $1,623        $1,773

                                                                                                               Inception 9/23
Acorn International                                                                                            through 12/31,
-----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                             1995          1994          1993                1992
Net Asset Value, beginning of period                                   $15.24        $15.94        $10.69              $10.00
Income From Investment Operations
  Net investment income (loss)                                            .16           .07            --                (.03)
  Net realized and unrealized gain (loss) on investments                 1.20          (.67)         5.25                 .72
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       1.36          (.60)         5.25                 .69
Less Distributions
  Dividends from net investment income                                     --            --            --                  --
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                             (.01)         (.10)           --                  --
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.01)         (.10)           --                  --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                         $16.59        $15.24        $15.94              $10.69
=============================================================================================================================
Total Return (a)                                                          8.9%         (3.8%)        49.1%                6.9%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                                1.22%         1.24%         1.21%               2.35%*
  Ratio of net investment income (loss) to average net assets             .90%         0.48%         0.06%              (1.37%)*
  Portfolio turnover rate                                                  26%           20%           19%                 20%*
  Net assets at end of period (in millions)                            $1,276        $1,363        $  907              $   30

(a)   Total return is not annualized for periods less than one year.
*     Annualized
Federal Income Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund earned $477,613,902 of long term capital gains.

                                                                                  Years
Acorn USA                                                           Class Z       ended 12/31,
---------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                          2000          1999          1998          1997         1996
Net Asset Value, beginning of period                                $16.75        $14.80        $15.12        $11.65       $10.00
Income From Investment Operations
  Net investment loss (b)                                             (.05)          .00          (.07)         (.07)        (.02)
  Net realized and unrealized gain on investments                    (1.48)         3.32           .87          3.83         1.67
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (1.53)         3.32           .80          3.76         1.65
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
  Dividends from net investment income                                (.00)           --            --            --           --
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                          (.32)        (1.37)        (1.12)         (.29)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.32)        (1.37)        (1.12)         (.29)          --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                      $14.90        $16.75        $14.80        $15.12       $11.65
=================================================================================================================================
Total Return (c)                                                     (8.99%)        23.0%          5.8%         32.3%        16.5%
Ratios/Supplemental Data
  Ratio of expenses to average net assets (a)                         1.15%         1.15%         1.20%         1.35%        1.85%*
  Ratio of net investment gain (loss) to average net assets           (.32%)         .00%         (.42%)        (.49%)       (.99%)*
  Portfolio turnover rate                                               45%           49%           42%           33%          20%*
  Net assets at end of period (in millions)                         $  222        $  371        $  281        $  185       $   53

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.
(b) Net investment loss per share was based upon the average shares outstanding during each period.
(c) Total return is not annualized for periods less than one year.
* Annualized
Federal Income Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund earned $6,617,284 of long term capital gains. 44% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.

See accompanying notes to financial statements


                                     46 & 47

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                       A      I      U      F40      20
--------------------------------------------------------------------------------

                                                                                               Year           Inception 11/23
Acorn Foreign Forty                                                                Class Z     ended 12/31,   through 12/31,
-------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                          2000             1999             1998
Net Asset Value, beginning of period                                               $ 19.93           $11.00           $10.00
Income From Investment Operations
  Net investment loss (c)                                                             (.11)            (.02)            (.01)
  Net realized and unrealized gain (loss) on investments                             (2.53)            8.98             1.01
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                   (2.64)            8.96             1.00
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
  Dividends from net investment income                                                (.04)              --               --
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                                          (.10)            (.03)              --
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)            (.03)              --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                     $ 17.15           $19.93           $11.00
===============================================================================================================================
Total Return (d)                                                                    (13.35%)           81.6%            10.0%
Ratios/Supplemental Data
  Ratio of expenses to average net assets (a) (c)                                     1.33%            1.48%            1.73%*
  Ratio of net investment loss to average net assets (c)                              (.42%)           (.17%)           (.78%)*
  Portfolio turnover rate                                                               79%              60%              90%*
  Net assets at end of period (in millions)                                        $   130           $  107           $   16

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.
(b) Net investment loss per share was based upon the average shares outstanding during the period.
(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.
(d) Total return is not annualized for periods less than one year.
* Annualized
Federal Income Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund earned $5,500,503 of long term capital gains.

                                                                                               Year           Inception 11/23
Acorn Twenty                                                                        Class Z    ended 12/31,   through 12/31,
------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                          2000             1999             1998
Net Asset Value, beginning of period                                                $13.70           $10.71           $10.00
Income From Investment Operations
  Net investment loss (b)                                                             (.07)            (.08)              --
  Net realized and unrealized gain on investments                                     1.59             3.21              .71
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    1.52             3.13              .71
==============================================================================================================================
Less Distributions
  Dividends from net investment income                                                (.01)              --               --
  Distributions from net realized and unrealized gains reportable
    for federal income taxes                                                         (1.08)            (.14)              --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                (1.09)            (.14)              --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                      $14.13           $13.70           $10.71
==============================================================================================================================
Total Return (d)                                                                     11.68%            29.3%             7.1%
Ratios/Supplemental Data
  Ratio of expenses to average net assets (a) (c)                                     1.34%            1.37%            1.41%*
  Ratio of net investment gain (loss) to average net assets (c)                       (.52%)           (.62%)            .22%*
  Portfolio turnover rate                                                              116%             101%             173%*
  Net assets at end of period (in millions)                                         $   67           $   68           $   34

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.32% for the period ended December 31, 2000, 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%), respectively, for the year ended 12/31/99.

(d) Total return is not annualized for periods less than one year.

* Annualized

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2000, the Fund earned $3,863,726 of long term capital gains. 13% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.

See accompanying notes to financial statements

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Acorn Family of Funds
      >Notes to Financial Statements

1. Nature of Operations

Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Twenty (formerly Acorn Twenty) and Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty) (the "Funds") are series of Liberty Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Effective October 16, 2000, the Funds began offering Class A, Class B and Class C shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies
      >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

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Acorn Family of Funds
      >Notes to Financial Statements continued

      None of the Funds had futures contracts open at December 31, 2000. Liberty Acorn International entered into forward contracts to sell foreign currency as described below:

Liberty Acorn International

  Foreign                           Settlement      U.S. Dollar       Unrealized
Amount (000)        Currency           Date        Proceeds (000)     Gain (000)
--------------------------------------------------------------------------------
5,260,000         Japanese Yen        3/16/01         $46,522           $1,038
                                                                      ==========

Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty did not enter into any futures or forward foreign currency contracts during the year ended December 31, 2000.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

      The Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                                   $ 65,710
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                                (18,277)
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                                  (39,407)
                                                                       --------
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                                 $  8,026
                                                                       --------

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------

Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 1999                                                      $ 305
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2000                                                    198
Unrealized appreciation recognized in
prior years on PFIC's sold during 2000                                     (118)
                                                                          -----
Cumulative unrealized appreciation on
PFIC's recognized at December 31, 2000                                    $ 385
                                                                          -----

      Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

3. Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

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                       A      I      U      F40      20
--------------------------------------------------------------------------------

Liberty Acorn International
--------------------------------------------------------------------------------

Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

      WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an affiliate of the Advisor, is the Fund's principal underwriter and receives no compensation on the sale of Class Z shares.

      The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

      Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund's paid trustees' fees and expenses of the following:

--------------------------------------------------------------------------------
(in thousands)                                             2000             1999
Liberty Acorn Fund                                         $335             $293
Liberty Acorn International                                 252              150
Liberty Acorn USA                                            30               24
Liberty Acorn Foreign Forty                                  12                2
Liberty Acorn Twenty                                          7                4
                                                           ---------------------
                                                           $636             $473
                                                           ---------------------

      WAM advanced Liberty Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August 2001.

4. Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Fund's are as follows.

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)                                          2000                1999
Investment securities
  Purchases                                       $1,045,117          $1,092,137
  Proceeds from sales                              1,208,458           1,809,918
--------------------------------------------------------------------------------

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)                                          2000                1999
Investment securities
  Purchases                                       $1,772,765          $  846,014
  Proceeds from sales                              1,704,811             844,062
--------------------------------------------------------------------------------

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)                                          2000                1999
Investment securities
  Purchases                                       $  127,624          $  138,244
  Proceeds from sales                                214,498             135,001
--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)                                          2000                1999
Investment securities
  Purchases                                       $  160,219          $   76,252
  Proceeds from sales                                104,921              26,238
--------------------------------------------------------------------------------

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)                                          2000                1999
Investment securities
  Purchases                                       $   71,917          $   71,463
  Proceeds from sales                                 71,661              53,710
================================================================================

6. Capital Loss Carryforwards

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                    Year of         Capital Loss
                                                    Expiration      Carryforward

Liberty Acorn USA                                   2008            $528,000

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Acorn Family of Funds
      >Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Twenty (formerly Acorn Twenty) and Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty), comprising the Liberty Acorn Trust, as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An auditing includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Liberty Acorn Trust as of December 31, 2000, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 23, 2001

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Liberty Acorn Family of Funds
Class Z Share Information

      Minimum Initial Investment For All Funds $1,000
                                               $1,000 for an IRA

      Minimum Subsequent Investment            $100
      Exchange Fee                             None

Liberty Acorn Fund                             ACRNX
      Management Fee                           0.68%
      12b-1 Fee                                None
      Other Expenses                           0.15%
                                               ----
      Expense Ratio                            0.83%

Liberty Acorn International                    ACINX
      Management Fee                           0.79%
      12b-1 Fee                                None
      Other Expenses                           0.26%
                                               ----
      Expense Ratio                            1.05%

Liberty Acorn USA
      Management Fee                           0.93%
      12b-1 Fee                                None
      Other Expenses                           0.22%
                                               ----
      Expense Ratio                            1.15%

Liberty Acorn Foreign Forty                    ACFFX
      Management Fee                           0.95%
      12b-1 Fee                                None
      Other Expenses                           0.38%
                                               ----
      Net Expense Ratio                        1.33%

Liberty Acorn Twenty
      Management Fee                           0.90%
      12b-1 Fee                                None
      Other Expenses                           0.44%
                                               ----
      Net Expense Ratio                        1.34%*

Fees and expenses are for the fiscal year ended December 31, 2000 and for Liberty Acorn Foreign Forty and Liberty Acorn Twenty, include the effect of Liberty Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custodian fees paid indirectly, exceeding 1.45% and 1.35% of their average net assets, respectively. These expense limitations are voluntary and can be terminated by either the Funds or Liberty Wanger Asset Management on 30 days' notice to the other.

*Includes custodian fees paid indirectly. Net of those fees, the net expense ratio of Liberty Acorn Twenty would have been 1.32%.

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                       A      I      U      F40      20
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The Liberty Acorn
---------------------
      Family of Funds

SPECIAL NOTICE

At a special meeting held on September 26, 2000, shareholders of each of the Funds voted to approve an investment advisory agreement between the Trust and Liberty Wanger Asset Management, L.P. (WAM), and ratified the selection of Ernst & Young LLP as each Fund's independent public accountants. The record date share position of each Fund and the total share position voted of each Fund were respectively: Acorn Fund 220,674,919.665 and 138,490,768.194; Acorn
International 91,948,411.129 and 59,883,192.702; Acorn USA 21,258,883.504 and
11,769,234.771; Acorn Twenty 4,661,784.338 and 2,853,112.802; and Acorn Foreign
Forty 7,364,501.046 and 4,922,809.491.

The outcome of the votes were as follows:

A.    Approval of Investment Advisory Agreement

                                                  FOR                   AGAINST                       ABSTAIN
      Acorn Fund                      130,922,193.109             5,145,791.077                 2,422,784.008
      Acorn International              55,010,460.145             3,889,732.083                   983,000.474
      Acorn USA                        11,259,263.105               365,688.507                   144,283.159
      Acorn Twenty                      2,649,317.329               151,939.352                    51,856.121
      Acorn Foreign Forty               4,692,832.734               179,600.728                    50,376.029

B.    Ratification of Ernst & Young LLP
                                                  FOR                   AGAINST                       ABSTAIN
      Acorn Fund                      135,119,943.803             1,494,643.767                 1,876,180.624
      Acorn International              57,181,444.060               766,289.761                 1,935,458.881
      Acorn USA                        11,557,138.494                91,000.503                   121,095.774
      Acorn Twenty                      2,767,221.849                53,053.412                    32,837.541
      Acorn Foreign Forty               4,819,916.129                55,383.046                    47,510.316

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                          Liberty Acorn International
                            Supplement to Prospectus
                            dated September 29, 2000
                                 Class Z Shares

The Fund's Prospectus is amended as follows:

(1) Effective January 19, 2001, Leah J. Zell, the Lead Portfolio Manager of Liberty Acorn International (the "Fund"), became the Fund's sole portfolio manager.

(2) The second sentence under the heading "Principal Investment Strategies" on page 2 is deleted and replaced by the following sentences: "The Fund generally invests in stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit."

                                                                February 7, 2001

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The Liberty Acorn
---------------------
      Family of Funds

Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Allan B. Muchin
Robert E. Nason
Katherine Schipper
Ralph Wanger

Officers

Ralph Wanger
President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Leah J. Zell
Vice President

Investment Advisor

Liberty Wanger Asset Management
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

Distributor

Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Divident Disbursing Agent and Custodian

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722
1-800-962-1585

Outside Legal Counsel

Bell, Boyd & Lloyd LLC
Chicago, Illinois

Independent Auditors

Ernst &Young LLP
Chicago, Illinois

This report, including the audited schedules of investments, is submitted for the general information of the shareholders of Liberty Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Our e-mail address is:

acorn@wanger.com

find out what's new -- visit our web site at:

www.acornfunds.com


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The Liberty Acorn                                                  PRESORTED
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      Family of Funds                                          U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
Liberty Funds Distributor, Inc.                                  PERMIT NO. 20
One Financial Center
Boston, MA02111-2621

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